UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________

FORM N-CSR
________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09221

Community Capital Trust
(formerly, The Community Reinvestment Act Qualified Investment Fund)
 (Exact name of registrant as specified in charter)
________

2500 Weston Road
Suite 101
Weston, FL 33331
 (Address of principal executive offices) (Zip code)

Michael P. Malloy, Esquire
Drinker Biddle & Reath LLP
One Logan Square, Ste. 2000
Philadelphia, PA 19103
 (Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-272-1977

Date of fiscal year end: May 31, 2013

Date of reporting period: May 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1.	Report to Stockholders.

The Annual Report to Shareholders for the fiscal year ended May 31, 2013 pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”), as amended (17 CFR 270.30e-1) is filed herewith.

COMMUNITY CAPITAL TRUST

THE COMMUNITY
REINVESTMENT ACT
QUALIFIED INVESTMENT FUND
(THE “FUND”)

May 31, 2013

1

Dear Shareholder:

On behalf of the Board of Trustees of Community Capital Trust, I am pleased to present the Annual Report to Shareholders of The Community Reinvestment Act Qualified Investment Fund (the “Fund”) for the year ended May 31, 2013.

Once again, the Fund demonstrated consistent financial performance and continued success identifying and purchasing securities that finance economic and community development activities throughout the nation. In fact, during the past fiscal year, the Fund surpassed $4.7 billion invested in targeted, community development securities.

The impact of the Fund’s investments can be seen today in all 50 states - in cities, towns, and neighborhoods - that have benefited from funding made possible by the securities purchased by the Fund.

We applaud the disciplined and productive efforts of Community Capital Management, Inc., registered investment advisor to the Fund, and we thank you, our shareholders, for your investments. We appreciate your continued confidence.

Sincerely,

John Taylor
Chairman, Board of Trustees

2	The Community Reinvestment Act Qualified Investment Fund

TABLE OF CONTENTS

Manager’s Discussion & Analysis	3
Fund Profile	4
Expenses	6
Schedule of Investments	7
Statement of Assets and Liabilities	26
Statement of Operations	27
Statements of Changes in Net Assets	28
Financial Highlights	30
Notes to Financial Statements	33
Report of Independent Registered Public Accounting Firm	44
Notice to Shareholders	45
Trustees and Officers	46
Approval of Advisory Agreement	49

3

Manager’s Discussion & Analysis

The U.S. economy began to show more consistent signs of recovery as 2013 approached its mid-point. Economic growth, as measured by the U.S. gross domestic product (GDP), expanded at a 2.4% annual rate in the first quarter of 2013. While that rate remains below the average 3.3% annual growth rate of recent decades, GDP has not dipped into negative territory since the recovery began in 2009.

The Federal Reserve continued to maintain a zero to 0.25% federal funds rate in an attempt to spur the recovery. In September 2012, the Fed launched a third round of quantitative easing via the purchase of agency mortgage-backed securities (MBS) and then increased its monthly purchases in December 2012 from $40 billion a month to $85 billion a month of both MBS and Treasury bonds. The stock market (as measured by the S&P 500 Index) is up over 15% year to date (through the end of May 2013) with the bond market (as measured by the Barclays Capital U.S. Aggregate Bond Index) down just under 1% over the same period.

The yield curve steepened sharply from the prior fiscal year end (May 31, 2012). Through May 31, 2013, the yield difference between the two-year Treasury and 10-year Treasury increased by 0.54% (54 basis points). The yield on the 10-year Treasury ended the fiscal year at 2.13%.

For the twelve-month period ended May 31, 2013, The Community Reinvestment Act Qualified Investment Fund’s (the “Fund”) CRA Share Class delivered a total return of -0.09%, the Institutional Share Class delivered a total return of 0.45% and the Retail Share Class delivered a total return of 0.01%. The Fund’s U.S. single family agency mortgage-backed securities and taxable municipal securities were the best performing sectors during this time period.

For the same period, the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, had a total return of 0.91%. U.S. Credit securities were the best performing assets (as measured by the U.S. Credit sub-category within the benchmark) returning 4.25% compared to the -0.71% return for U.S. Government securities (as measured by the U.S. Government sub-sector) and -0.06% for MBS securities (as measured by the U.S. MBS sub-category). Per its mandate, the Fund does not have any significant exposure to U.S. Credit securities.

Community Capital Management, Inc. strives to manage the duration of the Fund in a narrow (10%) band around that of the Barclays Capital U.S. Aggregate Bond Index. At the end of May 2013, duration was 5.02 years versus the Index’s duration of 5.45 years.

Total return figures represent past performance and do not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total returns shown. Please call the Fund at 1-877-272-1977 to obtain the most recent month-end returns.

This material represents an assessment of the market at a specific point in time and is not intended to be a forecast of future events or a guarantee of future results. This information should not be relied upon as research or investment advice.

Investing involves risk, including possible loss of principal. Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise.

Duration is stated in years and is a measure of a bond’s interest rate sensitivity. It measures the expected change in value of a fixed income security that will result from a 1% change in interest rates. For example, a bond with a five (5) year duration means the bond will decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 5%.

The Community Reinvestment Act Qualified Investment Fund is distributed by SEI Investments Distribution Co., which is not affiliated with Community Capital Management, Inc.

4	The Community Reinvestment Act Qualified Investment Fund

Fund Profile May 31, 2013 (Unaudited)

Annual Total Returns	One Year Ended May 31, 2013	Five Years Ended May 31, 2013	Ten Years Ended May 31, 2013	Inception to Date
The Community Reinvestment Act Qualified Investment Fund—CRA Shares	(0.09%)	4.50%	3.67%	4.92%*
The Community Reinvestment Act Qualified Investment Fund—Institutional Shares	0.45%	4.99%	n/a	5.12%**
The Community Reinvestment Act Qualified Investment Fund—Retail Shares	0.01%	4.60%	n/a	4.95%**
Barclays Capital U.S. Aggregate Bond Index	0.91%	5.50%	4.66%	5.94%*

*	Commenced operations on August 30, 1999. Index return is based on CRA shares inception date.
**	Commenced operations on March 2, 2007.

The above illustration compares a $500,000 investment made in the Fund to a broad based index, the Barclays Capital U.S. Aggregate Bond Index (the “U.S. Aggregate Index”). The U.S. Aggregate Index represents an unmanaged diversified portfolio of fixed-income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities.

Past performance does not predict future results. Returns shown in the graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced. Please call the Fund at 1-877-272-1977 to obtain the most recent month-end returns. The Fund’s performance includes reinvestment of income and capital gains distributions, if any. All market indices are unmanaged and do not take into account any fees or expenses. It is not possible to invest directly in any index.

†
The performance presented represents the performance of the Fund’s Institutional Shares for the period March 2, 2007 to May 31, 2013 and the performance of the Fund’s CRA Shares for the period from August 30, 1999 to March 1, 2007.

††
The performance presented represents the performance of the Fund’s Retail Shares for the period March 2, 2007 to May 31, 2013 and the performance of the Fund’s CRA Shares for the period from August 30, 1999 to March 1, 2007.

5

Top Ten Holdings*
(% of Net Assets)

GNMA Multifamily, 2.25%, 09/16/2052	1.54%
FNMA Single Family, 5.00%, 07/01/2040	1.27%
FNMA Single Family, 4.50%, 08/01/2040	1.01%
FNMA Multifamily, 2.45%, 09/01/2022	0.98%
GNMA Single Family, 4.50%, 08/20/2041	0.97%
FNMA Single Family, 6.00%, 09/01/2038	0.91%
FNMA Multifamily, 2.77%, 11/01/2017	0.81%
GNMA Multifamily, 2.04%, 11/15/2052	0.81%
GNMA Single Family, 5.00%, 06/20/2040	0.79%
Kentucky State Housing Corp., Ser B 3.00%, 11/01/2041	0.79%
9.88%

Asset Allocation
(% of Net Assets)

Certificates of Deposit	0.10%
Corporate Bonds	0.46%
FGLMC Single Family	2.64%
FHA Project Loans	1.01%
FNMA Multifamily	23.92%
FNMA Single Family	14.63%
GNMA Multifamily	21.84%
GNMA Single Family	9.65%
HUD	0.95%
Miscellaneous Investments	0.18%
Money Market Fund	2.44%
Municipal Bonds	22.23%
Small Business Administration	2.53%
Small Business Administration Participation Certificates	0.01%
USDA Loan	0.04%
Liabilities in Excess of Other Assets	(2.63)%
100.00%

*	Excludes Short-Term Investments

6	The Community Reinvestment Act Qualified Investment Fund

Expenses May 31, 2013 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: transaction costs, such as wire fees; and ongoing costs, including management fees, distribution (12b-1) fees (CRA Shares and Retail Shares only) and other Fund operating expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2012 and held for the six-month period ended May 31, 2013.

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

		Beginning Account Value December 1, 2012	Ending Account Value May 31, 2013	Expenses Paid During Period* December 1, 2012 Through May 31, 2013
Actual	CRA Shares	$1,000.00	$983.30	$4.60
	Institutional Shares	1,000.00	986.40	2.38
	Retail Shares	1,000.00	983.80	4.11
Hypothetical	CRA Shares	$1,000.00	$1,020.29	$4.68
(5% return	Institutional Shares	1,000.00	1,022.54	2.42
before expenses)	Retail Shares	1,000.00	1,020.79	4.18

* Expenses are equal to the annualized expense ratios of 0.93%, 0.48%, and 0.83% for CRA Shares, Institutional Shares and Retail Shares, respectively, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half year period). The Fund’s ending account value on the first line in the table is based on its actual total return of (1.67)%, (1.36)% and (1.62)% for the period December 1, 2012 to May 31, 2013 for CRA Shares, Institutional Shares and Retail Shares, respectively.

7

Schedule of Investments May 31, 2013

	Principal Amount	Value
CORPORATE BONDS - 0.46%
Salvation Army
5.44%, 09/01/2015	$370,000	$402,568
5.50%, 09/01/2018	1,375,000	1,579,311
5.64%, 09/01/2026	4,400,000	4,946,920
TOTAL CORPORATE BONDS (Cost $6,122,968)		6,928,799

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 77.22%
FGLMC Single Family - 2.64%
Pool Q10074, 3.00%, 08/01/2042	1,228,273	1,231,082
Pool Q10600, 3.00%, 09/01/2042	1,077,208	1,079,650
Pool Q16506, 3.00%, 02/01/2043	1,051,449	1,053,854
Pool Q04534, 3.50%, 11/01/2041	910,873	941,670
Pool Q04872, 3.50%, 11/01/2041	376,759	389,498
Pool Q05170, 3.50%, 12/01/2041	607,663	628,209
Pool Q05365, 3.50%, 01/01/2042	629,305	650,582
Pool Q06110, 3.50%, 02/01/2042	1,363,712	1,409,820
Pool Q06269, 3.50%, 02/01/2042	902,270	932,777
Pool Q06793, 3.50%, 03/01/2042	531,081	549,037
Pool Q07398, 3.50%, 04/01/2042	1,468,792	1,518,453
Pool Q07147, 3.50%, 04/01/2042	1,640,272	1,695,731
Pool Q07121, 3.50%, 04/01/2042	1,784,719	1,845,062
Pool Q08196, 3.50%, 05/01/2042	617,934	638,827
Pool Q07899, 3.50%, 05/01/2042	776,026	802,263
Pool Q08758, 3.50%, 06/01/2042	872,288	904,506
Pool Q09142, 3.50%, 06/01/2042	1,437,920	1,486,537
Pool Q09347, 3.50%, 07/01/2042	1,358,176	1,404,096
Pool A95574, 4.00%, 12/01/2040	780,770	834,550
Pool A97097, 4.00%, 02/01/2041	604,110	635,339
Pool A97712, 4.00%, 03/01/2041	792,951	853,766
Pool Q04226, 4.00%, 10/01/2041	352,508	370,731
Pool Q03658, 4.00%, 10/01/2041	672,228	706,978
Pool A91756, 4.50%, 03/01/2040	827,034	893,999
Pool A91363, 4.50%, 03/01/2040	966,489	1,025,718
Pool A92905, 4.50%, 06/01/2040	592,947	640,958
Pool A93467, 4.50%, 08/01/2040	432,588	467,615
Pool Q01597, 4.50%, 05/01/2041	874,678	930,058
Pool Q02377, 4.50%, 07/01/2041	302,020	320,340
Pool A68734, 5.00%, 07/01/2037	243,345	267,220
Pool A78734, 5.00%, 06/01/2038	213,539	228,284
Pool A91364, 5.00%, 03/01/2040	804,048	878,161
Pool A91757, 5.00%, 04/01/2040	599,167	646,156
Pool A92906, 5.00%, 07/01/2040	697,613	766,057
Pool A56707, 5.50%, 01/01/2037	172,626	185,665
Pool A58653, 5.50%, 03/01/2037	707,967	766,221
Pool A60749, 5.50%, 05/01/2037	124,681	134,523
Pool A68746, 5.50%, 10/01/2037	374,135	403,798
Pool A69361, 5.50%, 11/01/2037	221,351	238,646
Pool A76444, 5.50%, 04/01/2038	547,669	599,819
Pool A76192, 5.50%, 04/01/2038	435,496	468,391
Pool A78742, 5.50%, 06/01/2038	2,336,535	2,513,023
Pool A83074, 5.50%, 11/01/2038	348,561	378,430
Pool A84142, 5.50%, 01/01/2039	114,728	123,657

The accompanying notes are an integral part of the financial statements.

8	The Community Reinvestment Act Qualified Investment Fund

	Principal Amount	Value
Pool G06072, 6.00%, 06/01/2038	$2,145,065	$2,333,834
Pool G06073, 6.50%, 10/01/2037	2,065,124	2,344,579
		40,118,170
FHA Project Loans - 1.01%
023-98141, 6.00%, 03/01/2047 (a)	3,099,027	3,214,488
St. Michael, 6.20%, 09/01/2050 (a)	5,840,019	6,062,921
Ridgewood Florida, 6.45%, 01/01/2036 (a)	273,572	274,939
Canton, 6.49%, 06/01/2046 (a)	4,724,850	5,034,233
034-35271, 6.95%, 11/01/2025 (a)	332,895	334,152
034-35272, 6.95%, 11/01/2025 (a)	329,935	331,180
Reilly 130, 7.43%, 08/25/2021 (a)	154,880	155,340
		15,407,253
FNMA Multifamily - 23.92%
Pool 469489, 0.90%, 11/01/2018 (b)	1,950,826	1,957,767
Pool AM1758, 1.69%, 12/01/2019	4,875,175	4,867,857
Pool AM2208, 1.81%, 01/01/2020	1,490,984	1,495,256
Pool 471480, 1.93%, 06/01/2017	3,439,572	3,514,575
Pool 471510, 2.29%, 06/01/2019	4,923,134	5,086,362
Pool AM1363, 2.29%, 11/01/2022	2,428,610	2,386,403
Pool AM2024, 2.30%, 01/01/2023	6,356,702	6,241,287
Pool AM2274, 2.31%, 01/01/2023	1,988,619	1,951,460
Pool AM1114, 2.34%, 11/01/2022	6,590,883	6,501,105
Pool AM0344, 2.41%, 08/01/2022	6,022,050	5,987,278
Pool 470149, 2.42%, 02/01/2019	4,600,000	4,796,808
Pool AM3179, 2.42%, 04/01/2023	8,237,694	8,263,219
Pool 471584, 2.43%, 06/01/2019	6,424,392	6,597,620
Pool AM0671, 2.45%, 09/01/2022	14,599,182	14,827,733
Pool AM1718, 2.46%, 02/01/2023	995,733	1,002,325
Pool AM2198, 2.48%, 01/01/2023	2,330,594	2,325,791
Pool AM2686, 2.51%, 03/01/2023	3,969,483	3,944,491
Pool 469632, 2.56%, 12/01/2018	3,809,671	3,997,105
Pool 471826, 2.65%, 10/01/2022	3,687,824	3,723,949
Pool 471831, 2.65%, 10/01/2022	5,722,315	5,778,370
Pool 469239, 2.69%, 10/01/2018	7,763,663	8,198,192
Pool AM0043, 2.71%, 07/01/2022	4,072,342	4,141,450
Pool 469829, 2.72%, 12/01/2018	2,052,815	2,168,969
Pool 466487, 2.77%, 11/01/2017	11,680,023	12,337,071
Pool 468194, 2.80%, 06/01/2016	4,496,437	4,741,952
Pool 466009, 2.84%, 09/01/2017	5,745,009	6,082,623
Pool 471460, 2.88%, 06/01/2022	1,724,727	1,775,837
Pool 471334, 2.89%, 05/01/2022	4,917,947	5,072,011
Pool 471204, 2.90%, 05/01/2022	826,346	852,772
Pool 471372, 2.96%, 05/01/2022	2,951,514	3,058,363
Pool 470164, 3.05%, 01/01/2022	8,123,840	8,485,731
Pool 470211, 3.06%, 12/01/2021	5,340,945	5,583,624
Pool 470863, 3.06%, 04/01/2022	1,475,081	1,538,978
Pool 470607, 3.08%, 03/01/2022	785,781	821,307
Pool 470619, 3.10%, 03/01/2022	1,729,443	1,812,953
Pool 470756, 3.12%, 03/01/2022	3,447,305	3,481,071
Pool 471117, 3.12%, 05/01/2022	2,954,699	3,091,926
Pool 471333, 3.12%, 08/01/2022	7,856,147	8,222,941
Pool 469908, 3.18%, 01/01/2022	3,160,866	3,322,989
Pool 469907, 3.18%, 01/01/2022	7,803,634	8,203,889
Pool 470035, 3.36%, 01/01/2022	3,284,909	3,416,439
Pool 470414, 3.37%, 01/01/2022	982,029	1,006,927

The accompanying notes are an integral part of the financial statements.

9

	Principal Amount	Value
Pool 470257, 3.38%, 01/01/2022	$989,018	$1,053,336
Pool 469760, 3.42%, 12/01/2021	5,000,000	5,231,916
Pool 469683, 3.54%, 11/01/2021	4,400,229	4,737,207
Pool 465006, 3.67%, 05/01/2016	1,200,000	1,199,659
Pool 465007, 3.67%, 05/01/2016	5,450,000	5,448,453
Pool 469514, 3.67%, 11/01/2021	1,865,971	2,024,164
Pool 466856, 3.74%, 12/01/2020	1,789,873	1,951,335
Pool AM3096, 3.79%, 05/01/2043	391,000	398,082
Pool 469075, 3.82%, 09/01/2021	732,921	802,935
Pool 469548, 3.90%, 11/01/2021	1,728,973	1,903,767
Pool 468980, 3.95%, 09/01/2021	781,543	864,133
Pool 468280, 3.97%, 06/01/2021	481,982	533,760
Pool 468263, 3.98%, 06/01/2021	6,697,616	7,420,771
Pool 468648, 4.00%, 07/01/2021	5,552,951	6,051,587
Pool 467985, 4.08%, 05/01/2018	1,854,553	2,054,603
Pool 465585, 4.10%, 07/01/2020	2,216,481	2,471,201
Pool 466934, 4.10%, 01/01/2021	1,174,754	1,200,180
Pool 468317, 4.10%, 06/01/2021	2,713,008	3,023,956
Pool AM2974, 4.10%, 04/01/2043	1,183,713	1,213,524
Pool 468530, 4.11%, 07/01/2021	384,779	429,258
Pool 468410, 4.13%, 06/01/2021	366,135	409,209
Pool 470044, 4.15%, 01/01/2027	2,560,240	2,777,043
Pool 465435, 4.22%, 07/01/2020	1,461,956	1,640,134
Pool 467052, 4.23%, 01/01/2021	970,645	1,090,313
Pool 467899, 4.23%, 04/01/2021	457,796	514,040
Pool 467226, 4.24%, 04/01/2021	559,098	628,656
Pool 469501, 4.28%, 11/01/2029	1,373,738	1,462,064
Pool 467460, 4.33%, 04/01/2021	1,530,958	1,729,643
Pool 464304, 4.36%, 01/01/2020	3,145,016	3,312,860
Pool 463873, 4.38%, 11/01/2019	437,724	492,634
Pool 464855, 4.38%, 04/01/2020	949,102	1,071,674
Pool 464772, 4.41%, 03/01/2020	1,878,061	2,123,705
Pool 464223, 4.44%, 01/01/2020	781,722	884,494
Pool 464947, 4.44%, 04/01/2020	1,442,078	1,631,561
Pool 467315, 4.46%, 02/01/2021	9,715,959	11,039,896
Pool 468947, 4.52%, 09/01/2026	1,273,590	1,392,766
Pool 467732, 4.57%, 04/01/2021	290,296	323,513
Pool 464725, 4.60%, 03/01/2020	630,231	718,531
Pool 465256, 4.65%, 06/01/2020	2,052,821	2,348,109
Pool 469625, 4.68%, 11/01/2041	2,505,413	2,543,319
Pool 464133, 4.85%, 01/01/2025	3,557,247	3,826,719
Pool 387659, 4.88%, 12/01/2015	851,953	915,582
Pool 387273, 4.89%, 02/01/2015	865,185	906,705
Pool 387560, 4.98%, 09/01/2015	439,191	468,167
Pool 387517, 5.02%, 08/01/2020	660,809	736,355
Pool 463944, 5.06%, 12/01/2024	2,082,944	2,272,452
Pool 873236, 5.09%, 02/01/2016	533,999	576,061
Pool 466907, 5.13%, 03/01/2026	413,757	465,587
Pool 387215, 5.19%, 01/01/2023	469,929	532,088
Pool 465394, 5.20%, 03/01/2026	556,817	631,344
Pool 385993, 5.23%, 04/01/2021	3,818,405	4,290,019
Pool 958128, 5.25%, 01/01/2019	497,743	562,114
Pool 463895, 5.25%, 10/01/2025	3,310,135	3,703,100
Pool 468520, 5.29%, 01/01/2028	1,447,728	1,655,670
Pool 387349, 5.31%, 04/01/2020	1,340,739	1,513,892

The accompanying notes are an integral part of the financial statements.

10	The Community Reinvestment Act Qualified Investment Fund

	Principal Amount	Value
Pool 958081, 5.36%, 01/01/2019	$3,084,637	$3,466,730
Pool 873470, 5.42%, 03/01/2016	1,567,638	1,700,788
Pool 464523, 5.51%, 07/01/2024	1,465,817	1,613,727
Pool 874487, 5.52%, 05/01/2025	530,665	608,374
Pool 463144, 5.54%, 08/01/2024	1,513,338	1,530,442
Pool 873550, 5.55%, 04/01/2024	241,996	267,029
Pool 463000, 5.58%, 08/01/2021	1,298,641	1,472,645
Pool 467505, 5.66%, 03/01/2023	851,663	880,436
Pool 874481, 5.75%, 04/01/2022	3,693,022	4,319,303
Pool 463507, 5.76%, 03/01/2027	3,518,190	3,966,274
Pool 464296, 5.86%, 01/01/2028	2,315,709	2,228,774
Pool 873731, 5.88%, 07/01/2023	1,285,398	1,482,733
Pool 465990, 5.94%, 07/01/2027	484,467	560,474
Pool 387005, 5.95%, 06/01/2022	371,624	409,191
Pool 873949, 5.95%, 09/01/2024	1,331,801	1,509,276
Pool 463657, 5.96%, 10/01/2027	1,164,872	1,301,741
Pool 463839, 5.96%, 11/01/2027	689,051	770,258
Pool 873679, 6.10%, 06/01/2024	467,685	541,130
Pool 467914, 6.10%, 04/01/2041	539,282	642,017
Pool 463997, 6.12%, 12/01/2027	986,571	1,107,357
Pool 958614, 6.22%, 04/01/2027	381,202	446,146
Pool 464836, 6.23%, 03/01/2028	1,774,361	1,992,886
Pool 465259, 6.29%, 04/01/2028	1,308,070	1,582,854
Pool 385229, 6.33%, 09/01/2017	1,142,565	1,275,696
Pool 465260, 6.33%, 06/01/2028	1,603,729	1,828,015
Pool 464254, 6.34%, 11/01/2027	2,582,557	2,871,148
Pool 464969, 6.34%, 04/01/2028	2,620,461	3,072,791
Pool 464890, 6.37%, 04/01/2028	1,495,125	1,682,041
Pool 874736, 6.43%, 10/01/2025	467,341	520,585
Pool 464632, 6.50%, 02/01/2028	502,702	516,181
Pool 465588, 6.55%, 07/01/2028	607,651	741,509
Pool 466756, 6.59%, 12/01/2028	1,846,714	2,191,748
Pool 464473, 6.60%, 02/01/2040	1,100,129	1,331,870
Pool 464573, 6.72%, 02/01/2040	2,751,736	2,824,018
Pool 466595, 6.78%, 11/01/2025	3,771,027	4,364,268
Pool 469854, 8.26%, 12/01/2026	1,628,781	2,023,200
		363,512,277
FNMA Single Family - 14.63%
Pool AB5779, 3.00%, 07/01/2042	1,217,368	1,223,813
Pool AP2099, 3.00%, 08/01/2042	1,887,903	1,897,911
Pool AB6333, 3.00%, 09/01/2042	7,588,557	7,628,785
Pool AP9712, 3.00%, 09/01/2042	2,653,871	2,667,940
Pool AP7482, 3.00%, 09/01/2042	2,572,602	2,586,239
Pool AQ0861, 3.00%, 10/01/2042	549,113	552,022
Pool AB6817, 3.00%, 10/01/2042	372,964	374,941
Pool AQ0524, 3.00%, 11/01/2042	5,737,141	5,767,555
Pool AB7486, 3.00%, 12/01/2042	3,485,220	3,503,695
Pool AR5591, 3.00%, 01/01/2043	2,484,279	2,497,448
Pool AR1739, 3.00%, 02/01/2043	1,068,160	1,073,812
Pool AR5912, 3.00%, 02/01/2043	1,072,046	1,077,729
Pool AB8571, 3.00%, 02/01/2043	6,250,403	6,283,537
Pool AR5876, 3.00%, 02/01/2043	3,120,517	3,136,999
Pool AR7899, 3.00%, 02/01/2043	1,307,503	1,314,408
Pool AR6915, 3.00%, 03/01/2043	4,428,100	4,451,488
Pool AT2117, 3.00%, 03/01/2043	1,822,259	1,831,883

The accompanying notes are an integral part of the financial statements.

11

	Principal Amount	Value
Pool AT1983, 3.00%, 04/01/2043	$6,916,327	$6,952,857
Pool AR7809, 3.00%, 04/01/2043	1,217,448	1,223,878
Pool AT1980, 3.00%, 04/01/2043	4,305,177	4,327,951
Pool AT5610, 3.00%, 04/01/2043	3,115,778	3,132,235
Pool AT0316, 3.00%, 04/01/2043	2,570,947	2,584,576
Pool AB9496, 3.00%, 05/01/2043	1,959,114	1,969,500
Pool AR7843, 3.00%, 05/01/2043	1,615,615	1,624,148
Pool AT0343, 3.00%, 05/01/2043	1,580,755	1,589,112
Pool AR6415, 3.00%, 05/01/2043	1,862,293	1,872,129
Pool AT5681, 3.00%, 05/01/2043	1,055,078	1,059,693
Pool AJ7661, 3.50%, 12/01/2041	761,565	790,472
Pool AK2387, 3.50%, 02/01/2042	1,501,012	1,555,641
Pool AK6706, 3.50%, 03/01/2042	3,008,785	3,118,289
Pool AO0836, 3.50%, 05/01/2042	2,303,383	2,387,214
Pool AO3210, 3.50%, 06/01/2042	836,405	866,846
Pool AO8024, 3.50%, 07/01/2042	4,976,538	5,157,659
Pool AP2097, 3.50%, 08/01/2042	932,475	966,412
Pool AC1837, 4.00%, 08/01/2039	470,662	503,876
Pool AE5434, 4.00%, 10/01/2040	973,253	1,026,422
Pool AE9905, 4.00%, 10/01/2040	612,641	646,110
Pool AE8205, 4.00%, 11/01/2040	423,488	446,623
Pool AE7705, 4.00%, 11/01/2040	802,505	846,346
Pool AE7634, 4.00%, 11/01/2040	984,525	1,038,309
Pool AH0540, 4.00%, 12/01/2040	137,329	144,874
Pool AH0915, 4.00%, 12/01/2040	659,465	695,491
Pool AE8779, 4.00%, 12/01/2040	178,965	188,742
Pool AH5643, 4.00%, 01/01/2041	1,331,285	1,425,230
Pool AH2978, 4.00%, 01/01/2041	701,313	739,626
Pool AH2979, 4.00%, 01/01/2041	425,386	457,664
Pool AH5274, 4.00%, 01/01/2041	1,523,775	1,607,018
Pool AH5671, 4.00%, 02/01/2041	1,717,346	1,812,773
Pool AH5672, 4.00%, 02/01/2041	478,341	504,921
Pool AH5670, 4.00%, 02/01/2041	1,413,513	1,492,058
Pool AH5665, 4.00%, 02/01/2041	1,290,839	1,381,930
Pool AH6770, 4.00%, 03/01/2041	768,891	811,616
Pool AH7282, 4.00%, 03/01/2041	945,906	998,468
Pool AI0124, 4.00%, 04/01/2041	1,138,826	1,202,107
Pool AH8877, 4.00%, 04/01/2041	888,982	956,437
Pool AJ3460, 4.00%, 09/01/2041	1,150,164	1,214,076
Pool AI9871, 4.00%, 09/01/2041	2,476,748	2,614,374
Pool AJ4024, 4.00%, 10/01/2041	2,847,057	3,005,260
Pool AJ5285, 4.00%, 11/01/2041	3,641,172	3,843,501
Pool AJ7662, 4.00%, 12/01/2041	1,045,682	1,103,788
Pool AC4095, 4.50%, 09/01/2039	18,042	19,762
Pool 890226, 4.50%, 08/01/2040	14,428,906	15,421,184
Pool AE2970, 4.50%, 08/01/2040	349,926	374,428
Pool AD8493, 4.50%, 08/01/2040	1,481,907	1,613,919
Pool AE3014, 4.50%, 09/01/2040	849,140	908,597
Pool AE7635, 4.50%, 10/01/2040	762,170	815,537
Pool AH5666, 4.50%, 01/01/2041	525,268	572,060
Pool AH5644, 4.50%, 02/01/2041	629,749	685,849
Pool AH6769, 4.50%, 03/01/2041	3,785,372	4,122,583
Pool AH7512, 4.50%, 03/01/2041	948,234	1,032,705
Pool AI2268, 4.50%, 04/01/2041	1,358,134	1,453,231
Pool AH8881, 4.50%, 04/01/2041	1,856,251	2,021,611

The accompanying notes are an integral part of the financial statements.

12	The Community Reinvestment Act Qualified Investment Fund

	Principal Amount	Value
Pool AI0125, 4.50%, 04/01/2041	$1,631,840	$1,747,121
Pool AH8880, 4.50%, 04/01/2041	1,172,197	1,283,945
Pool AI5362, 4.50%, 06/01/2041	2,807,651	3,004,244
Pool AI3491, 4.50%, 06/01/2041	3,883,554	4,157,909
Pool AI6148, 4.50%, 07/01/2041	1,655,948	1,772,932
Pool AI8446, 4.50%, 07/01/2041	957,449	1,025,089
Pool AI6155, 4.50%, 07/01/2041	3,158,594	3,381,733
Pool AI8166, 4.50%, 08/01/2041	2,660,123	2,848,048
Pool AI8167, 4.50%, 08/01/2041	2,299,368	2,461,807
Pool AI9872, 4.50%, 09/01/2041	1,886,967	2,020,272
Pool AJ4025, 4.50%, 10/01/2041	1,175,767	1,258,829
Pool 890230, 5.00%, 07/01/2040	17,829,455	19,230,627
Pool AD8500, 5.00%, 08/01/2040	1,582,934	1,731,077
Pool AH6772, 5.00%, 03/01/2041	298,711	328,052
Pool AH8879, 5.00%, 04/01/2041	1,192,530	1,313,453
Pool AI3492, 5.00%, 06/01/2041	802,459	872,126
Pool AI6154, 5.00%, 07/01/2041	1,082,468	1,179,883
Pool 890246, 5.50%, 11/01/2038	7,753,474	8,400,912
Pool 890247, 6.00%, 09/01/2038	12,704,211	13,827,163
Pool 886136, 6.50%, 07/01/2036	204,272	222,121
Pool 900106, 6.50%, 08/01/2036	233,166	263,479
Pool 901391, 6.50%, 09/01/2036	305,479	347,244
Pool 900649, 6.50%, 09/01/2036	235,312	266,364
Pool 947771, 6.50%, 09/01/2037	493,227	558,811
		222,301,164
GNMA Multifamily - 21.84%
Pool 2013-73, 0.98%, 12/16/2035	1,000,000	990,823
Pool 2013-45, 1.45%, 10/16/2040	2,289,513	2,288,222
Pool 2013-30 A, 1.50%, 05/16/2042	2,594,100	2,595,517
Pool 2013-85 A, 1.55%, 05/16/2053 (a)	4,150,000	4,113,040
Pool 2013-7 AC, 1.60%, 03/16/2047	8,593,672	8,534,642
Pool 2012-27 A, 1.61%, 07/16/2039	1,396,077	1,401,273
Pool 2012-139 AB, 1.67%, 02/16/2053	451,078	440,971
Pool 2013-50, 1.73%, 05/16/2045	4,891,726	4,886,878
Pool 2010-140 A, 1.74%, 02/16/2031	3,474,457	3,506,460
Pool 2013-29 AB, 1.77%, 10/16/2045	4,474,031	4,479,499
Pool 2012-144 AD, 1.77%, 01/16/2053	4,841,677	4,776,140
Pool 2012-99 AE, 1.80%, 02/16/2048	10,257,154	10,156,654
Pool 2013-12 AB, 1.83%, 11/16/2052	318,415	315,441
Pool 2013-72, 1.88%, 05/16/2046	8,150,000	8,140,782
Pool 2012-135 AC, 1.89%, 01/16/2053 (b)	3,620,814	3,568,685
Pool 2012-150 AB, 1.90%, 08/16/2044	247,847	249,124
Pool 2012-150 A, 1.90%, 11/16/2052	575,675	569,473
Pool 2012-120 A, 1.90%, 02/16/2053	6,433,677	6,380,915
Pool 763925, 1.97%, 02/15/2036	2,396,823	2,343,446
Pool 2012-83 AB, 1.98%, 05/16/2045	7,204,680	7,231,705
Pool 2010-83 A, 2.02%, 10/16/2050	279,593	280,518
Pool 2012-72 AB, 2.03%, 02/16/2046	1,793,565	1,805,560
Pool AA7789, 2.04%, 11/15/2052	12,496,074	12,244,813
Pool 2012-112 AD, 2.09%, 02/16/2053	2,091,853	2,074,416
Pool 2011-10 AB, 2.11%, 02/16/2029	463,229	466,683
Pool 2012-2 AB, 2.11%, 03/16/2037	8,331,150	8,477,428
Pool 2012-125 AB, 2.11%, 02/16/2053 (b)	4,311,662	4,288,707
Pool AA8477, 2.15%, 01/15/2035	1,417,143	1,438,489
Pool AA8478, 2.15%, 05/15/2035	409,585	415,586

The accompanying notes are an integral part of the financial statements.

13

	Principal Amount	Value
Pool AA8479, 2.15%, 11/15/2035	$847,316	$856,933
Pool 2012-70 AB, 2.18%, 08/16/2052	1,970,024	1,967,302
Pool 2011-58 A, 2.19%, 10/16/2033	270,046	274,571
Pool 2012-58 B, 2.20%, 03/16/2044	2,200,000	2,153,160
Pool 2011-31 A, 2.21%, 12/16/2035	4,012,569	4,094,333
Pool 2012-78 AD, 2.22%, 03/16/2044	1,750,000	1,719,387
Pool AC5324, 2.23%, 09/15/2032	3,095,492	3,105,213
Pool 2012-111 AB, 2.25%, 09/16/2052	23,062,067	23,339,250
Pool 2012-100 B, 2.31%, 11/16/2051 (b)	7,700,000	7,206,037
Pool 2010-97 A, 2.32%, 01/16/2032	207,551	208,401
Pool 798583, 2.37%, 08/15/2047	8,495,177	8,612,966
Pool AC3613, 2.39%, 01/15/2048	9,870,089	10,081,760
Pool 2011-42 AC, 2.41%, 05/16/2030	1,287,232	1,305,091
Pool 2011-109 A, 2.45%, 07/16/2032	2,682,662	2,728,637
Pool 2011-78 AB, 2.45%, 02/16/2039	7,506,293	7,692,479
Pool 778465, 2.45%, 09/15/2047	9,388,151	9,166,406
Pool AC9553, 2.47%, 02/15/2048	10,002,282	9,918,960
Pool AE4484, 2.50%, 06/01/2048 (a)	6,093,600	6,012,482
Pool 2011-161 B, 2.53%, 07/16/2038	3,910,000	3,978,491
Pool 591746, 2.63%, 06/15/2048 (a)	875,584	874,322
Pool AB8526, 2.65%, 04/15/2054	2,285,000	2,314,161
Pool 2012-53 AE, 2.69%, 03/16/2047 (b)	4,417,680	4,502,332
Pool 2011-64 AD, 2.70%, 11/16/2038	623,954	640,993
Pool 2012-112 B, 2.70%, 01/01/2053	5,535,000	5,290,763
Pool AA1574, 2.73%, 07/15/2032	2,588,281	2,701,787
Pool AC3668, 2.73%, 04/15/2043	6,944,063	7,211,835
Pool 2010-156 AC, 2.76%, 03/16/2039	3,425,000	3,596,055
Pool 779493, 2.79%, 04/15/2052	3,061,792	3,118,261
Pool 2012-35 A, 2.83%, 10/16/2043	220,456	228,447
Pool 2011-6 AC, 2.85%, 12/16/2037	2,900,000	2,964,853
Pool AD6658, 2.97%, 06/01/2045 (a)	1,640,000	1,684,406
Pool 2011-27 B, 3.00%, 09/16/2034	495,000	521,797
Pool 2011-86 B, 3.00%, 02/16/2041	1,000,000	1,052,189
Pool 2011-143 A, 3.00%, 07/16/2043	7,918,840	8,335,815
Pool 793935, 3.00%, 05/15/2047	1,724,045	1,797,653
Pool Riviera Palms, 3.00%, 07/01/2048 (a)	2,351,300	2,409,937
Pool 2012-9 A, 3.22%, 05/16/2039	1,449,133	1,504,646
Pool 2009-63 A, 3.40%, 01/16/2038	272,160	274,544
Pool 2009-49 A, 3.44%, 06/16/2034	59,031	59,809
Pool 2010-72 B, 3.46%, 05/16/2036	500,000	530,015
Pool 2009-105 A, 3.46%, 12/16/2050	222,554	225,604
Pool 2009-60 A, 3.47%, 03/16/2035	1,684,612	1,748,344
Pool Dominguez, 3.51%, 06/01/2048 (a)	3,771,800	4,028,252
Pool AD8931, 3.60%, 06/01/2047 (a)	2,552,300	2,734,246
Pool AA8513, 3.60%, 03/15/2048	808,167	869,624
Pool 773174, 3.63%, 03/15/2047	1,406,848	1,452,354
Pool 727108, 3.64%, 02/15/2047	1,371,017	1,415,898
Pool 2009-90 AE, 3.70%, 03/16/2037	432,406	438,295
Pool 727996, 3.75%, 01/15/2046	2,902,433	3,005,424
Pool 727998, 3.75%, 01/15/2046	5,149,397	5,332,120
Pool Bronze, 3.75%, 06/01/2053 (a)	2,480,000	2,653,687
Pool 2009-4 A, 3.81%, 11/16/2037	259,965	262,451
Pool 749013, 3.88%, 10/15/2049	492,894	514,480
Pool 776887, 3.95%, 12/15/2041	1,952,672	2,046,955
Pool 793901, 4.00%, 02/15/2042	408,054	428,340

The accompanying notes are an integral part of the financial statements.

14	The Community Reinvestment Act Qualified Investment Fund

	Principal Amount	Value
Pool 768250, 4.01%, 08/15/2052	$2,569,104	$2,708,655
Pool 2010-123 C, 4.15%, 08/16/2051 (b)	250,000	271,295
Pool 2009-63 AC, 4.18%, 01/16/2038	16,335	16,495
Pool 2006-51 A, 4.25%, 10/16/2030	42,674	42,627
Pool 749575, 4.25%, 11/15/2046	4,899,405	5,220,769
Pool 793897, 4.50%, 02/15/2042	300,321	323,098
Pool 2008-28 B, 4.59%, 08/16/2034	399,983	405,204
Pool 749167, 4.64%, 04/15/2052	2,452,765	2,664,770
Pool 2008-52 B, 4.75%, 09/16/2032	67,760	70,533
Pool 2008-14 B, 4.75%, 10/16/2038	943,679	977,502
Pool 747075, 4.75%, 10/15/2045	419,700	453,460
Pool 686520, 4.93%, 10/15/2051	1,205,853	1,304,544
Pool 749165, 4.98%, 06/15/2052	4,387,256	4,787,598
Pool 2008-39 C, 5.02%, 03/16/2034 (b)	1,000,000	1,044,499
Pool 2007-75 B, 5.05%, 03/16/2036	253,598	255,708
Pool 2009-5 B, 5.07%, 08/16/2049 (b)	75,790	82,464
Pool 712102, 5.15%, 11/15/2032	533,858	565,955
Pool 735994, 5.15%, 08/15/2051	2,712,585	2,999,115
Pool 734980, 5.25%, 11/15/2051	1,142,582	1,262,263
Pool 668966, 5.45%, 04/15/2044	958,628	1,024,069
Pool 640434, 5.46%, 03/15/2043	331,118	347,044
Pool 461918, 5.52%, 12/15/2037	4,050,537	4,050,413
Pool 664652, 5.65%, 06/15/2042	2,293,402	2,381,785
Pool 653889, 5.88%, 01/15/2043	178,827	187,084
Pool 637911, 6.00%, 07/15/2035	409,190	416,833
Pool 667881, 6.14%, 02/15/2043	476,077	498,150
Pool 636413, 6.25%, 04/15/2036	706,845	727,090
Pool 675582, 6.47%, 10/15/2043	1,443,222	1,529,888
Pool 643896, 6.50%, 06/15/2049	1,317,878	1,394,415
Pool 645785, 6.75%, 02/15/2048	1,893,635	1,993,611
Pool 649205, 6.82%, 05/15/2049	224,235	236,068
		331,897,447
GNMA Single Family - 9.65%
Pool AB2734, 3.00%, 08/15/2042	2,043,684	2,084,095
Pool AB9093, 3.00%, 10/15/2042	2,959,552	3,018,073
Pool AB9092, 3.00%, 10/15/2042	5,060,229	5,160,287
Pool AB9174, 3.00%, 11/15/2042	4,533,874	4,623,524
Pool AD1586, 3.00%, 01/15/2043	5,535,844	5,645,307
Pool AD1699, 3.00%, 02/15/2043	6,754,772	6,888,337
Pool 777717, 3.50%, 01/15/2033 (a)	1,150,400	1,227,449
Pool 779912, 3.50%, 11/15/2041	849,302	894,195
Pool 778657, 3.50%, 12/15/2041	1,175,319	1,238,547
Pool 778762, 3.50%, 01/15/2042	2,444,684	2,573,908
Pool 778846, 3.50%, 02/15/2042	2,387,387	2,515,822
Pool 778944, 3.50%, 03/15/2042	1,196,803	1,260,065
Pool 779075, 3.50%, 04/15/2042	1,521,590	1,602,021
Pool 779209, 3.50%, 05/15/2042	2,064,382	2,175,439
Pool 779354, 3.50%, 06/15/2042	2,143,364	2,256,660
Pool AA8245, 3.50%, 07/15/2042	4,165,350	4,385,528
Pool AB2735, 3.50%, 08/15/2042	1,687,708	1,776,919
Pool 737576, 4.00%, 11/15/2040	77,550	82,616
Pool 737712, 4.00%, 12/15/2040	2,542,653	2,708,760
Pool 757173, 4.00%, 12/20/2040	604,968	653,186
Pool 737837, 4.00%, 01/15/2041	1,807,791	1,921,371
Pool 759104, 4.00%, 01/15/2041	1,281,955	1,388,137

The accompanying notes are an integral part of the financial statements.

15

	Principal Amount	Value
Pool 759436, 4.00%, 01/20/2041	$1,377,066	$1,470,319
Pool 759466, 4.00%, 01/20/2041	1,290,666	1,386,318
Pool 759191, 4.00%, 02/15/2041	822,694	888,265
Pool 759301, 4.00%, 02/20/2041	1,167,582	1,260,642
Pool 763042, 4.00%, 04/20/2041	1,001,141	1,063,077
Pool 738629, 4.00%, 08/15/2041	2,987,287	3,174,973
Pool 738630, 4.00%, 08/15/2041	1,299,659	1,391,500
Pool 770515, 4.00%, 08/15/2041	2,336,710	2,484,987
Pool 738735, 4.00%, 09/15/2041	3,443,678	3,660,038
Pool 738954, 4.00%, 11/15/2041	991,287	1,073,393
Pool 778766, 4.00%, 01/15/2042	1,702,102	1,837,764
Pool 778847, 4.00%, 02/15/2042	1,085,018	1,153,865
Pool 717198, 4.50%, 06/15/2039	966,626	1,039,969
Pool 714559, 4.50%, 06/15/2039	579,104	629,377
Pool 714594, 4.50%, 07/15/2039	270,887	292,161
Pool 720208, 4.50%, 07/15/2039	1,080,469	1,175,955
Pool 720287, 4.50%, 08/15/2039	421,562	453,548
Pool 726289, 4.50%, 09/15/2039	1,158,647	1,246,560
Pool 726402, 4.50%, 10/15/2039	162,968	176,912
Pool 728954, 4.50%, 12/15/2039	738,450	794,480
Pool 729017, 4.50%, 01/15/2040	1,298,541	1,400,314
Pool 736579, 4.50%, 02/15/2040	620,039	668,635
Pool 737051, 4.50%, 03/15/2040	773,376	840,515
Pool 737222, 4.50%, 05/15/2040	887,356	964,390
Pool 658387, 4.50%, 06/15/2040	1,193,569	1,270,097
Pool 698160, 4.50%, 07/15/2040	1,000,957	1,079,407
Pool 721694, 4.50%, 08/15/2040	1,146,396	1,236,244
Pool 748456, 4.50%, 08/15/2040	987,029	1,071,081
Pool 762882, 4.50%, 04/15/2041	936,358	1,017,645
Pool 738152, 4.50%, 04/15/2041	1,287,900	1,378,375
Pool 738267, 4.50%, 05/15/2041	825,526	883,519
Pool 763543, 4.50%, 05/15/2041	931,686	997,137
Pool 738397, 4.50%, 06/15/2041	2,508,570	2,723,209
Pool 770396, 4.50%, 06/15/2041	788,772	850,211
Pool 783417, 4.50%, 08/20/2041	13,588,857	14,724,376
Pool 688624, 5.00%, 05/15/2038	518,074	571,469
Pool 411105, 5.00%, 01/15/2039	320,787	348,284
Pool 439079, 5.00%, 02/15/2039	350,516	385,600
Pool 646728, 5.00%, 03/15/2039	409,703	444,822
Pool 646750, 5.00%, 04/15/2039	249,556	272,780
Pool 646777, 5.00%, 05/15/2039	272,423	297,371
Pool 720288, 5.00%, 08/15/2039	946,055	1,040,749
Pool 722944, 5.00%, 08/15/2039	487,008	530,884
Pool 726290, 5.00%, 09/15/2039	1,197,871	1,315,374
Pool 723006, 5.00%, 10/15/2039	723,197	795,584
Pool 726403, 5.00%, 10/15/2039	882,760	958,429
Pool 737055, 5.00%, 03/15/2040	967,036	1,058,391
Pool 658393, 5.00%, 06/15/2040	894,154	978,624
Pool 783418, 5.00%, 06/20/2040	11,014,208	11,995,505
Pool 684677, 5.50%, 03/15/2038	831,820	901,888
Pool 684802, 5.50%, 04/15/2038	211,386	229,192
Pool 688625, 5.50%, 05/15/2038	396,251	431,734
Pool 2688636, 5.50%, 05/20/2038	519,305	564,038
Pool 690974, 5.50%, 06/15/2038	300,718	326,049
Pool 2690973, 5.50%, 06/20/2038	251,455	273,115

The accompanying notes are an integral part of the financial statements.

16	The Community Reinvestment Act Qualified Investment Fund

	Principal Amount	Value
Pool 693574, 5.50%, 07/15/2038	$433,357	$469,860
Pool 2409120, 5.50%, 07/20/2038	712,173	776,347
Pool 2700671, 5.50%, 10/20/2038	466,562	507,772
Pool 705998, 5.50%, 01/15/2039	141,754	153,694
Pool 411116, 5.50%, 01/15/2039	408,850	444,375
Pool 684988, 6.00%, 03/20/2038	376,001	416,116
Pool 688626, 6.00%, 05/15/2038	509,602	569,767
Pool 2688637, 6.00%, 05/20/2038	143,247	158,172
Pool 2693900, 6.00%, 07/20/2038	298,932	330,077
Pool 696513, 6.00%, 08/15/2038	474,672	531,899
Pool 696843, 6.00%, 08/20/2038	480,639	534,621
Pool 699255, 6.00%, 09/15/2038	1,083,909	1,214,588
Pool 698997, 6.00%, 09/20/2038	892,311	985,278
Pool 705999, 6.00%, 01/15/2039	443,698	498,578
Pool 2706407, 6.00%, 01/20/2039	399,560	443,187
Pool 582048, 6.50%, 01/15/2032	35,924	36,048
Pool 696844, 6.50%, 08/20/2038	255,398	288,565
Pool 698998, 6.50%, 09/20/2038	95,507	101,983
Pool 2706408, 6.50%, 01/20/2039	490,726	557,724
Pool 530199, 7.00%, 03/20/2031	58,357	68,129
		146,646,166
HUD - 0.95%
2011-A, 2.05%, 08/01/2019	800,000	826,963
2010-A, 3.30%, 08/01/2019	5,718,000	6,330,152
Regional, 4.48%, 08/01/2016	2,500,000	2,800,133
0614, 5.51%, 08/01/2020	1,000,000	1,142,538
0620, 5.77%, 08/01/2026	3,000,000	3,386,523
		14,486,309
Small Business Administration - 2.53%
Pool 507253, 0.50%, 05/25/2030 (b)	103,255	102,633
Pool 507766, 0.58%, 07/25/2031 (b)	134,960	134,573
Pool 508901, 0.60%, 07/25/2020 (b)	593,068	592,503
Pool 508206, 0.60%, 09/25/2032 (b)	89,382	89,233
Pool 508298, 0.60%, 01/25/2033 (b)	373,792	373,172
Pool 508506, 0.63%, 06/25/2033 (b)	1,058,730	1,058,377
Pool 508716, 0.82%, 06/25/2034 (b)	1,650,670	1,667,792
Pool 508890, 0.89%, 06/25/2020 (b)	1,557,055	1,565,500
Pool 3169855009, 1.13%, 07/15/2031 (b)	105,095	108,362
Pool 3954135000, 1.25%, 03/24/2017 (b)	55,384	56,265
Pool 4334715001, 1.25%, 01/05/2020 (b)	27,950	28,793
Pool Dairy Queen, 1.25%, 09/21/2022	199,774	206,786
Pool Napoli Granite, 1.25%, 09/27/2022	480,578	497,693
Pool 5553305001, 1.25%, 11/20/2022	183,598	190,180
Pool 509347, 1.25%, 11/25/2022 (b)	1,704,198	1,736,416
Pool 3766345007, 1.25%, 09/17/2030 (b)	292,954	304,417
Pool 508969, 1.25%, 09/25/2035 (b)	1,646,495	1,714,725
Pool 4503205003, 1.25%, 01/18/2036 (b)	330,680	345,572
Pool 508994, 1.25%, 01/25/2036 (b)	2,392,845	2,492,651
Pool 509084, 1.25%, 07/25/2036 (b)	3,184,661	3,318,732
Pool 509133, 1.25%, 09/25/2036 (b)	3,839,866	4,002,013
Pool 509225, 1.25%, 04/25/2037 (b)	3,991,520	4,161,822
Pool 509348, 1.25%, 02/25/2038 (b)	2,643,971	2,758,367
Pool 509350, 1.25%, 03/25/2038 (b)	4,036,185	4,211,054
Pool 3153295002, 2.13%, 07/24/2029 (b)	575,300	592,934
Pool 3046316007, 2.13%, 12/03/2032 (b)	259,301	268,064

The accompanying notes are an integral part of the financial statements.

17

	Principal Amount	Value
Pool 2604556010, 3.58%, 02/15/2017 (b)	$122,065	$129,142
Pool 521967, 4.00%, 06/25/2038 (b)	3,800,000	4,484,452
Pool 4676035009, 4.33%, 12/15/2021 (b)	374,122	426,167
Pool 7530434005, 5.27%, 06/29/2024	84,331	89,951
Pool 3829225004, 6.08%, 11/05/2020	605,117	650,091
		38,358,432
Small Business Administration Participation Certificates - 0.01%
2008-20C, 5.49%, 03/01/2028	39,283	44,694
2008-20E, 5.49%, 05/01/2028	142,952	163,338
		208,032
USDA Loan - 0.04%
Pool USDA Loan, 5.60%, 04/01/2019	500,698	560,354
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $1,165,033,531)		1,173,495,604

MUNICIPAL BONDS - 22.23%
Arkansas - 0.07%
Arkansas State Development Finance Authority
3.08%, 11/01/2023	250,000	249,415
Jonesboro Economic Development Revenue Authority
3.00%, 10/01/2017	500,000	512,545
3.85%, 10/01/2019	225,000	233,822
		995,782
California - 0.37%
ABAG Finance Authority for Nonprofit Corp.
0.10%, 07/01/2037 (b)	360,000	360,000
California State Community Development Authority
5.30%, 04/01/2016	840,000	855,682
Los Angeles Community Development & Redevelopment Agency
5.83%, 12/01/2017	700,000	722,428
6.25%, 09/01/2017	250,000	286,355
Los Angeles Multi-Family Housing Authority
6.65%, 07/20/2015	340,000	341,547
Napa Community Redevelopment Agency
5.60%, 09/01/2018	500,000	501,750
Sacramento County Housing Authority
0.19%, 07/15/2035 (b)	305,000	305,000
7.65%, 09/01/2015	290,000	290,354
Tuolumne Wind Project Authority
6.92%, 01/01/2034	1,600,000	1,896,688
		5,559,804
Colorado - 0.03%
Colorado State Housing & Finance Authority
5.22%, 05/01/2036	438,299	439,053

Connecticut - 0.05%
Connecticut State Housing Finance Authority
5.83%, 11/15/2016	645,000	704,127

Delaware - 0.66%
Delaware State Housing Authority
2.65%, 11/01/2041	9,960,000	9,956,614

The accompanying notes are an integral part of the financial statements.

18	The Community Reinvestment Act Qualified Investment Fund

	Principal Amount	Value
5.20%, 07/01/2025 (c)	$105,000	$110,989
		10,067,603
District of Columbia - 0.06%
District of Columbia
3.39%, 06/01/2014	920,000	926,385

Florida - 1.27%
Florida State Housing Finance Corp.
2.80%, 07/01/2041	4,000,000	3,891,760
2.80%, 07/01/2041	8,090,000	7,871,084
6.85%, 04/01/2021	355,000	355,284
Hillsborough County Housing Finance Authority
0.12%, 11/15/2031 (b) (c)	1,530,000	1,530,000
Miami-Dade County
2.91%, 10/01/2013	5,000,000	5,025,550
Miami-Dade County Housing Finance Authority
4.00%, 06/01/2016	520,000	524,056
Palm Beach County Housing Finance Authority
4.50%, 12/01/2015	180,000	182,378
		19,380,112
Hawaii - 0.04%
Hawaii State Housing Finance & Development Corp.
0.11%, 12/01/2041 (b)	595,000	595,000

Idaho - 0.00%
Idaho State Housing & Finance Association
6.00%, 07/01/2035	35,000	36,702

Illinois - 0.13%
Illinois State Housing Development Authority
0.11%, 08/01/2034 (b) (c)	2,000,000	2,000,000

Indiana - 0.27%
Gary Community School Building Corp.
7.50%, 02/01/2029	250,000	282,920
Indiana State Housing & Community Development Authority
5.51%, 01/01/2039	2,025,000	2,058,311
5.69%, 07/01/2037	380,000	385,620
5.90%, 01/01/2037	955,000	986,888
Tippecanoe Valley 2011 School Building Corp.
5.35%, 01/15/2026	350,000	405,114
		4,118,853
Iowa - 0.12%
Hawkeye Community College
2.60%, 06/01/2022	245,000	246,816
Iowa State Finance Authority
2.30%, 09/01/2040	1,419,800	1,403,145
Kirkwood Community College
2.50%, 06/01/2017	120,000	126,780
		1,776,741
Kentucky - 1.27%
Kentucky State Housing Corp.
3.00%, 11/01/2041	12,000,000	11,965,080
4.25%, 07/01/2033	4,085,000	4,236,390

The accompanying notes are an integral part of the financial statements.

19

	Principal Amount	Value
4.78%, 01/01/2015	$640,000	$675,987
5.75%, 07/01/2037	1,550,000	1,572,956
5.77%, 07/01/2037	645,000	649,676
6.06%, 07/01/2036	210,000	215,160
		19,315,249
Maine - 0.58%
Maine State Health & Higher Educational Facilities Authority
2.30%, 07/01/2015	310,000	316,445
Maine State Housing Authority
0.13%, 11/15/2036 (b) (c)	4,600,000	4,600,000
0.86%, 11/15/2015	1,000,000	998,000
1.44%, 11/15/2017	860,000	857,291
4.00%, 11/15/2024 (c)	1,915,000	2,031,930
		8,803,666
Maryland - 0.60%
Maryland State Community Development Administration
2.36%, 09/01/2018	150,000	149,789
2.49%, 03/01/2019	450,000	450,306
4.00%, 09/01/2025	5,000,000	5,147,400
6.07%, 09/01/2037	1,740,000	1,790,077
Montgomery County
4.00%, 05/01/2014	285,000	293,498
4.00%, 05/01/2016	1,175,000	1,281,702
		9,112,772
Massachusetts - 0.93%
Massachusetts State Development Finance Agency
4.32%, 04/01/2018	740,000	830,768
Massachusetts State Housing Finance Agency
1.53%, 06/01/2018	825,000	822,203
1.66%, 12/01/2018	845,000	842,085
1.80%, 06/01/2019	870,000	866,920
1.93%, 12/01/2019	895,000	891,823
2.06%, 06/01/2020	915,000	911,130
2.06%, 12/01/2020	400,000	398,220
4.71%, 12/01/2037	1,995,000	2,031,389
5.21%, 12/01/2016	1,770,000	1,802,002
5.54%, 12/01/2025	1,720,000	1,769,054
5.84%, 12/01/2036	695,000	716,496
5.96%, 06/01/2017	945,000	984,397
6.50%, 12/01/2039	1,200,000	1,291,452
		14,157,939
Michigan - 0.35%
Michigan State Housing Development Authority
0.17%, 06/01/2039 (b)	5,250,000	5,250,000

Minnesota - 0.08%
Minnesota State Housing Finance Agency
5.76%, 01/01/2037	195,000	197,878
5.85%, 07/01/2036	80,000	81,001
6.30%, 07/01/2023	845,000	886,126
		1,165,005

The accompanying notes are an integral part of the financial statements.

20	The Community Reinvestment Act Qualified Investment Fund

	Principal Amount	Value
Mississippi - 0.21%
Mississippi State
0.78%, 11/01/2015	$3,000,000	$3,002,430
1.90%, 12/01/2019	145,000	145,916
		3,148,346
Missouri - 0.05%
Missouri State Housing Development Commission
2.65%, 11/01/2041	490,000	489,834
4.15%, 09/25/2025	109,135	110,244
5.72%, 09/01/2025	140,000	141,502
		741,580
Nebraska - 0.01%
Nebraska State Investment Finance Authority
0.11%, 09/01/2038 (b)	115,000	115,000

Nevada - 0.24%
Nevade State Housing Division
0.11%, 04/15/2038 (b) (c)	2,700,000	2,700,000
0.21%, 10/01/2042 (b) (c)	1,000,000	1,000,000
5.11%, 04/01/2017	15,000	14,866
		3,714,866
New Hampshire - 0.12%
New Hampshire State Housing Finance Authority
3.75%, 07/01/2034	1,500,000	1,553,565
5.70%, 01/01/2035	310,000	323,888
		1,877,453
New Jersey - 0.80%
Elizabeth
7.18%, 08/01/2013	125,000	126,051
New Jersey State Environmental Infrastructure Trust
3.15%, 09/01/2024	270,000	270,891
3.38%, 09/01/2025	280,000	281,215
4.00%, 09/01/2028	195,000	197,533
New Jersey State Housing & Mortgage Finance Agency
1.44%, 11/01/2013	130,000	130,014
1.54%, 11/01/2014	100,000	100,109
1.90%, 11/01/2015	135,000	135,288
2.13%, 11/01/2016	145,000	145,203
2.38%, 11/01/2017	80,000	80,330
2.69%, 11/01/2018	90,000	90,369
2.99%, 11/01/2019	100,000	100,549
3.27%, 11/01/2020	100,000	100,659
3.57%, 11/01/2021	70,000	70,465
3.72%, 11/01/2022	125,000	125,645
4.57%, 11/01/2027	900,000	901,935
4.89%, 11/01/2032	1,435,000	1,437,038
5.09%, 11/01/2043	4,785,000	4,762,367
5.93%, 11/01/2028	1,625,000	1,711,694
6.13%, 11/01/2037	1,315,000	1,377,686
		12,145,041
New Mexico - 0.16%
New Mexico State Mortgage Finance Authority
2.23%, 10/01/2034	1,350,000	1,301,724
5.00%, 07/01/2013	145,000	145,079

The accompanying notes are an integral part of the financial statements.

21

	Principal Amount	Value
5.42%, 01/01/2016	$165,000	$175,568
5.68%, 09/01/2013	35,000	35,360
6.15%, 01/01/2038	720,000	734,047
		2,391,778
New York - 6.00%
New York City Housing Development Corp.
0.62%, 05/01/2014	2,420,000	2,415,910
0.70%, 11/01/2014	1,000,000	1,000,430
0.76%, 11/01/2013	500,000	500,080
0.80%, 05/01/2015	2,700,000	2,689,470
0.83%, 05/01/2014	625,000	625,506
0.90%, 11/01/2015	1,205,000	1,199,096
0.95%, 11/01/2014	580,000	580,725
1.03%, 05/01/2015	500,000	499,715
1.10%, 05/01/2015	715,000	716,073
1.11%, 05/01/2016	1,570,000	1,560,941
1.16%, 11/01/2015	605,000	604,570
1.25%, 11/01/2015	800,000	801,512
1.29%, 05/01/2016	615,000	613,253
1.31%, 11/01/2016	1,595,000	1,586,913
1.40%, 05/01/2016	655,000	655,557
1.44%, 11/01/2016	500,000	498,345
1.57%, 11/01/2016	700,000	700,574
1.59%, 05/01/2017	785,000	781,452
1.71%, 08/01/2015	1,630,000	1,649,299
1.73%, 05/01/2017	780,000	781,170
1.75%, 11/01/2017	550,000	548,983
1.90%, 05/01/2018	815,000	813,419
1.91%, 02/01/2016	1,655,000	1,679,875
1.91%, 11/01/2017	750,000	753,518
2.04%, 11/01/2018	805,000	803,366
2.08%, 05/01/2018	760,000	765,259
2.11%, 08/01/2016	1,665,000	1,694,520
2.21%, 05/01/2019	750,000	749,243
2.26%, 11/01/2018	630,000	634,649
2.30%, 05/01/2016	2,130,000	2,194,837
2.31%, 02/01/2017	1,685,000	1,721,750
2.36%, 11/01/2019	800,000	799,192
2.43%, 05/01/2019	720,000	727,999
2.50%, 11/01/2016	2,160,000	2,236,550
2.51%, 08/01/2017	1,710,000	1,757,230
2.51%, 11/01/2020	1,500,000	1,500,495
2.59%, 11/01/2019	820,000	829,594
2.71%, 02/01/2018	1,730,000	1,787,903
2.74%, 05/01/2020	740,000	749,509
2.77%, 11/01/2021	2,265,000	2,262,690
2.79%, 05/01/2017	2,195,000	2,289,253
2.91%, 08/01/2018	1,750,000	1,814,365
3.11%, 02/01/2019	1,775,000	1,849,799
3.26%, 08/01/2019	1,805,000	1,887,073
3.43%, 02/01/2020	1,830,000	1,916,760
3.58%, 08/01/2020	640,000	672,275
3.67%, 11/01/2015	805,000	838,126
4.97%, 05/01/2019	1,995,000	2,205,692
5.63%, 11/01/2024	3,250,000	3,709,875

The accompanying notes are an integral part of the financial statements.

22	The Community Reinvestment Act Qualified Investment Fund

	Principal Amount	Value
New York State Housing Finance Agency
0.11%, 11/01/2030 (b) (c)	$4,700,000	$4,700,000
0.45%, 05/01/2014	1,195,000	1,193,924
0.65%, 05/01/2015	2,300,000	2,295,653
0.95%, 05/01/2016	1,265,000	1,260,661
1.40%, 05/01/2017	1,000,000	995,460
1.50%, 11/01/2017	1,000,000	998,150
4.90%, 08/15/2025 (c)	250,000	260,763
5.05%, 08/15/2039 (c)	1,400,000	1,427,286
New York State Mortgage Agency
1.23%, 10/01/2015	700,000	700,154
1.66%, 04/01/2017	950,000	946,143
1.82%, 10/01/2017	960,000	958,637
1.97%, 04/01/2018	970,000	968,574
2.12%, 10/01/2018	980,000	978,520
2.28%, 04/01/2019	995,000	993,995
2.43%, 10/01/2019	1,005,000	1,003,975
2.58%, 04/01/2020	1,975,000	1,974,210
2.58%, 10/01/2020	1,905,000	1,904,314
2.88%, 04/01/2021	1,040,000	1,038,939
3.40%, 10/01/2022	3,315,000	3,403,677
Schenectady Metroplex Development Authority
5.30%, 08/01/2028	500,000	510,940
		91,168,365
North Carolina - 0.07%
North Carolina State Housing Finance Agency
3.06%, 01/01/2020	345,000	354,664
3.41%, 07/01/2022	350,000	361,571
4.01%, 01/01/2026	295,000	305,602
		1,021,837
Ohio - 0.06%
Ohio State
7.75%, 12/01/2015	190,000	191,729
Ohio State Housing Finance Agency
5.47%, 09/01/2025	770,000	787,849
		979,578
Oklahoma - 0.02%
Oklahoma State Housing Finance Agency
5.58%, 09/01/2026	100,000	103,081
5.65%, 09/01/2026	170,000	176,661
		279,742
Oregon - 0.04%
Portland
4.62%, 06/15/2018	325,000	347,880
6.03%, 06/15/2018	250,000	267,505
		615,385
Pennsylvania - 0.87%
Commonwealth Financing Authority
1.49%, 06/01/2017	165,000	164,251
4.86%, 06/01/2018	50,000	57,065
4.97%, 06/01/2016	250,000	256,565
5.02%, 06/01/2016	5,310,000	5,846,098
5.17%, 06/01/2017	600,000	672,942
6.39%, 06/01/2024	225,000	271,460

The accompanying notes are an integral part of the financial statements.

23

	Principal Amount	Value
Pennsylvania State Housing Finance Agency
0.54%, 07/01/2013	$2,920,000	$2,920,233
1.25%, 07/01/2015	2,510,000	2,506,913
5.72%, 10/01/2037	95,000	98,931
5.84%, 04/01/2037	380,000	381,045
		13,175,503
Rhode Island - 0.04%
Rhode Island State Housing & Mortgage Finance Corp.
5.29%, 10/01/2018	575,000	594,728

South Carolina - 0.24%
South Carolina State Housing Finance & Development Authority
4.00%, 07/01/2034	2,885,000	3,041,598
5.15%, 07/01/2037 (c)	640,000	663,891
		3,705,489
Texas - 1.66%
Texas State Affordable Housing Corp.
2.70%, 09/01/2041	11,620,000	11,612,215
Texas State Department of Housing & Community Affairs
0.14%, 07/15/2040 (b) (c)	4,010,000	4,010,000
0.20%, 09/01/2036 (b)	855,000	855,000
0.21%, 09/01/2017 (b)	395,000	395,000
2.88%, 07/01/2041	8,500,000	8,387,715
		25,259,930
Utah - 1.75%
Utah State Housing Corp.
0.17%, 07/01/2028 (b)	545,000	545,000
0.17%, 07/01/2028 (b)	205,000	205,000
0.17%, 07/01/2033 (b)	710,000	710,000
1.56%, 07/01/2020	870,000	872,767
2.05%, 01/01/2043	3,750,000	3,693,562
2.15%, 01/01/2043	6,000,000	5,988,240
2.20%, 07/01/2041	7,000,000	6,771,170
5.11%, 07/01/2017	155,000	156,840
5.26%, 07/20/2018	130,000	132,371
5.88%, 07/01/2034	1,300,000	1,325,662
5.92%, 07/01/2034	1,130,000	1,141,063
6.10%, 07/20/2028	1,165,000	1,124,015
6.12%, 01/01/2035	640,000	663,322
6.25%, 07/20/2018	390,000	390,132
6.32%, 01/01/2028	1,815,000	1,907,674
West Jordan Redevelopment Agency
5.38%, 06/01/2018	530,000	596,017
West Valley City Redevelopment Agency
4.10%, 05/01/2023	100,000	110,467
4.40%, 05/01/2026	200,000	220,738
		26,554,040
Virginia - 1.74%
Arlington County Industrial Development Authority
0.25%, 02/01/2016 (b)	945,000	945,000
Virginia State Housing Development Authority
0.84%, 10/01/2015	1,000,000	1,000,990

The accompanying notes are an integral part of the financial statements.

24	The Community Reinvestment Act Qualified Investment Fund

	Principal Amount	Value
2.77%, 03/01/2018	$2,000,000	$2,059,260
3.25%, 08/25/2042	498,265	500,631
4.68%, 08/01/2014	5,000,000	5,178,450
4.84%, 12/01/2013	295,000	299,620
5.50%, 12/01/2020	500,000	508,655
5.50%, 06/25/2034	3,074,761	3,193,502
5.50%, 03/25/2036	2,756,101	2,808,737
5.70%, 11/01/2022	1,250,000	1,397,562
5.97%, 11/01/2024	1,405,000	1,576,368
6.25%, 11/01/2029	4,365,000	4,923,502
6.32%, 08/01/2019	1,755,000	2,073,182
		26,465,459
Washington - 0.29%
King County Housing Authority
6.38%, 12/31/2046	4,275,000	4,479,772

West Virginia - 0.97%
West Virginia State Housing Development Fund
0.68%, 11/01/2015	250,000	249,287
0.94%, 05/01/2016	250,000	248,502
1.04%, 11/01/2016	250,000	248,255
1.23%, 05/01/2017	250,000	247,355
1.27%, 05/01/2014	290,000	291,322
1.68%, 05/01/2019	250,000	246,138
1.95%, 05/01/2020	250,000	245,133
2.05%, 11/01/2020	325,000	318,299
2.30%, 11/01/2021	500,000	488,605
2.71%, 11/01/2017	1,520,000	1,579,356
2.81%, 05/01/2018	1,900,000	1,987,704
2.91%, 11/01/2018	1,500,000	1,575,885
3.12%, 05/01/2019	2,015,000	2,130,218
3.22%, 11/01/2019	2,415,000	2,563,716
3.32%, 05/01/2020	1,510,000	1,605,492
3.42%, 11/01/2020	740,000	789,765
		14,815,032
Wisconsin - 0.01%
Wisconsin State Housing & Economic Development Authority
5.53%, 03/01/2038	205,000	206,572
TOTAL MUNICIPAL BONDS (Cost $333,495,359)		337,860,289

MISCELLANEOUS INVESTMENTS - 0.18%
Community Reinvestment Revenue Note, 4.68%, 08/01/2035 (a) (d)	249,384	244,007
CRF Affordable Housing, 5.50%, 04/25/2035 (b) (d)	2,474,908	2,490,366
TOTAL MISCELLANEOUS INVESTMENTS (Cost $2,761,747)		2,734,373

The accompanying notes are an integral part of the financial statements.

25

	Principal Amount	Value
CERTIFICATES OF DEPOSIT - 0.10%
Self Help Federal Credit Union
0.80%, 08/23/2013	$250,000	$250,000
0.80%, 11/26/2013	250,000	250,000
Urban
0.25%, 06/06/2013	750,000	750,000
0.30%, 12/03/2013	250,000	250,000
TOTAL CERTIFICATES OF DEPOSIT (Cost $1,500,000)		1,500,000

	Shares
SHORT-TERM INVESTMENT - 2.44%
Money Market Fund - 2.44%
STIT-Treasury Portfolio, 0.02% (e)	37,084,677	37,084,677
TOTAL SHORT-TERM INVESTMENT (Cost $37,084,677)		37,084,677

Total Investments (Cost $1,545,998,282) - 102.63%		1,559,603,742
Liabilities in Excess of Other Assets, Net - (2.63)%		(40,000,267)
NET ASSETS - 100.00%		$1,519,603,475

Footnotes

The following information for the Fund is presented on an income tax basis as of May 31, 2013:

Cost of investments	$1,546,025,084
Gross unrealized appreciation	29,795,362
Gross unrealized depreciation	(16,216,704)
Net appreciation on investments	$13,578,658

(a)
Securities for which market quotations are not readily available are valued at fair value as determined by the Advisor in accordance with procedures adopted by the Board of Trustees. The total fair value of such securities at May 31, 2013 is $41,389,081, which represents 2.72% of total net assets.

(b)	Variable rate security, the coupon rate shown is the effective rate as of May 31, 2013.

(c)	Security is subject to Alternative Minimum Tax.

(d)
Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold to qualified institutional buyers in transactions exempt from registration. At May 31, 2013, these securities amounted to $2,734,373, which represents 0.18% of total net assets.

(e)	The rate shown is the 7-day effective yield as of May 31, 2013.

ABAG — Association of Baltimore Area Grantmakers
FGLMC — Federal Housing Loan Mortgage Corporation Gold 30-Year Fixed
FHA — Federal Housing Administration
FNMA — Federal National Mortgage Association
GNMA — Government National Mortgage Association
HUD — Housing and Urban Development
TBA — To be announced
USDA — United States Department of Agriculture

The accompanying notes are an integral part of the financial statements.

26	The Community Reinvestment Act Qualified Investment Fund

Statement of Assets and Liabilities as of May 31, 2013

Assets:
Investments, at fair value (identified cost — $1,545,998,282)	$1,559,603,742
Cash	2,290
Receivables:
Interest	5,797,002
Capital shares sold	208,610
Prepaid expenses	126,906
Total Assets	$1,565,738,550

Liabilities:
Payables:
Investment securities purchased	$43,025,218
Distributions to Shareholders	1,582,205
Advisory fees due to Advisor	390,741
Distribution 12b-1 fees	285,755
Shareholder servicing fees	225,010
Capital shares redeemed	190,131
Administration fees	77,012
Chief Compliance Officer fees	12,834
Trustees' fees	929
Other accrued expenses	345,240
Total Liabilities	$46,135,075

Net Assets:	$1,519,603,475
Net Assets consist of:
Paid-in capital	$1,502,963,283
Distributions in excess of net investment income	(2,555)
Accumulated net realized gain on investments	3,037,287
Net unrealized appreciation on investments	13,605,460
Net Assets	$1,519,603,475
Net Assets — CRA Shares (Unlimited shares of beneficial interest with no par value authorized; 118,446,308 shares outstanding)	$1,292,722,192
Net Assets — Institutional Shares (Unlimited shares of beneficial interest with no par value authorized; 17,079,276 shares outstanding)	$186,257,507
Net Assets — Retail Shares (Unlimited shares of beneficial interest with no par value authorized; 3,728,946 shares outstanding)	$40,623,776
Net Asset Value, offering and redemption price per share — CRA Shares	$10.91
Net Asset Value, offering and redemption price per share — Institutional Shares	$10.91
Net Asset Value, offering and redemption price per share — Retail Shares	$10.89

The accompanying notes are an integral part of the financial statements.

27

Statement of Operations for the fiscal year ended May 31, 2013

Investment Income:
Interest	$42,850,972
Dividends	18
Total investment income	42,850,990

Expenses:
Investment advisory fees	4,427,199
Distribution fees — CRA Shares	3,131,417
Distribution fees — Retail Shares	97,560
Special administrative services fees — CRA Shares	2,505,151
Shareholder servicing fees — Retail Shares	39,024
Accounting and administration fees	880,395
Professional fees	392,920
Trustees' fees	299,999
Transfer agent fees	192,502
Insurance expense	191,094
Custodian fees	183,271
Chief Compliance Officer fees	154,935
Registration and filing expenses	125,822
Printing fees	51,907
Other	133,984
Net expenses	12,807,180
Net investment income	30,043,810

Realized and unrealized gain (loss) on investments:
Net realized gain on investments	12,211,129
Net change in unrealized appreciation (depreciation) on investments	(42,932,999)
Net realized and unrealized loss on investments	(30,721,870)
Net decrease in net assets resulting from operations:	$(678,060)

The accompanying notes are an integral part of the financial statements.

28	The Community Reinvestment Act Qualified Investment Fund

Statements of Changes in Net Assets

	For the Fiscal Year Ended May 31, 2013	For the Fiscal Year Ended May 31, 2012
Operations:
Net investment income	$30,043,810	$31,334,687
Net realized gain on investments	12,211,129	10,389,438
Net change in unrealized appreciation (depreciation) on investments	(42,932,999)	32,062,525
Net increase (decrease) in net assets resulting from operations	(678,060)	73,786,650
Distributions to shareholders from:
Net investment income
CRA Shares	(27,849,593)	(28,392,198)
Institutional Shares	(4,954,953)	(4,108,300)
Retail Shares	(908,611)	(866,384)
Net capital gains
CRA Shares	(7,506,783)	(6,353,296)
Institutional Shares	(1,144,072)	(754,454)
Retail Shares	(230,515)	(179,837)
Total distributions	(42,594,527)	(40,654,469)
Capital share transactions:
CRA Shares
Shares issued	195,852,565	192,623,945
Shares reinvested	12,838,455	13,670,619
Shares redeemed	(27,944,701)	(46,408,635)
	180,746,319	159,885,929
Institutional Shares
Shares issued(a)	95,852,094	67,786,426
Shares reinvested	4,370,432	3,983,033
Shares redeemed	(67,723,751)	(13,920,127)
	32,498,775	57,849,332
Retail Shares
Shares issued	19,728,493	19,352,887
Shares reinvested	1,014,657	887,407
Shares redeemed	(13,078,231)	(15,738,538)
	7,664,919	4,501,756
Increase in net assets from capital share transactions	220,910,013	222,237,017
Increase in net assets	177,637,426	255,369,198
Net Assets:
Beginning of year	1,341,966,049	1,086,596,851
End of year	$1,519,603,475	$1,341,966,049
Undistributed (distributions in excess of) net investment income	$(2,555)	$7

The accompanying notes are an integral part of the financial statements.

29

Statements of Changes in Net Assets (Continued)

	For the Fiscal Year Ended May 31, 2013	For the Fiscal Year Ended May 31, 2012

Share Transactions:
CRA Shares
Shares issued	17,471,334	17,313,188
Shares reinvested	1,149,212	1,232,784
Shares redeemed	(2,503,886)	(4,208,966)
Increase in shares	16,116,660	14,337,006
CRA Shares outstanding at beginning of year	102,329,648	87,992,642
CRA Shares at end of year	118,446,308	102,329,648
Institutional Shares
Shares issued(a)	8,566,770	6,119,596
Shares reinvested	391,572	359,432
Shares redeemed	(6,068,068)	(1,255,187)
Increase in shares	2,890,274	5,223,841
Institutional Shares outstanding at beginning of year	14,189,002	8,965,161
Institutional Shares at end of year	17,079,276	14,189,002
Retail Shares
Shares issued	1,768,108	1,745,737
Shares reinvested	90,988	80,167
Shares redeemed	(1,175,073)	(1,417,851)
Increase in shares	684,023	408,053
Retail Shares outstanding at beginning of year	3,044,923	2,636,870
Retail Shares at end of year	3,728,946	3,044,923

(a)	Includes subscriptions as a result of an in-kind transfer of securities (See Note 7).

The accompanying notes are an integral part of the financial statements.

30	The Community Reinvestment Act Qualified Investment Fund

Financial Highlights—Per share data (for a share outstanding throughout each year)

	CRA Shares
	For the Fiscal Year Ended May 31, 2013	For the Fiscal Year Ended May 31, 2012	For the Fiscal Year Ended May 31, 2011	For the Fiscal Year Ended May 31, 2010	For the Fiscal Year Ended May 31, 2009
Net Asset Value, Beginning of Year	$11.23	$10.91	$10.86	$10.63	$10.41
Investment Operations:
Net investment income(a)	0.22	0.29	0.34	0.40	0.43
Net realized and unrealized gain (loss) on investments(a)	(0.22)	0.41	0.06	0.23	0.22
Total from investment operations	—	0.70	0.40	0.63	0.65
Distributions from:
Net investment income	(0.25)	(0.31)	(0.35)	(0.40)	(0.43)
Net capital gains	(0.07)	(0.07)	—	—	—
Total distributions	(0.32)	(0.38)	(0.35)	(0.40)	(0.43)
Net Asset Value, End of Year	$10.91	$11.23	$10.91	$10.86	$10.63
Total return	(0.09)%	6.51%	3.79%	6.01%	6.43%
Ratios/Supplemental Data
Net assets, end of year (in 000s)	$1,292,722	$1,148,680	$960,112	$816,486	$788,455
Ratio of expenses to average net assets
Before fee waiver	0.93%	0.94%	0.95%	0.95%	0.95%
After fee waiver	0.93%	0.94%	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets	1.97%	2.63%	3.16%	3.70%	4.12%
Portfolio turnover rate	28%	32%	40%	31%	26%

(a) Based on the average daily number of shares outstanding during the year.

The accompanying notes are an integral part of the financial statements.

31

Financial Highlights—Per share data (for a share outstanding throughout each year) (Continued)

	Institutional Shares
	For the Fiscal Year Ended May 31, 2013	For the Fiscal Year Ended May 31, 2012	For the Fiscal Year Ended May 31, 2011	For the Fiscal Year Ended May 31, 2010	For the Fiscal Year Ended May 31, 2009
Net Asset Value, Beginning of Year	$11.22	$10.90	$10.85	$10.62	$10.40
Investment Operations:
Net investment income(a)	0.27	0.34	0.39	0.45	0.48
Net realized and unrealized gain (loss) on investments(a)	(0.21)	0.41	0.06	0.23	0.22
Total from investment operations	0.06	0.75	0.45	0.68	0.70
Distributions from:
Net investment income	(0.30)	(0.36)	(0.40)	(0.45)	(0.48)
Net capital gains	(0.07)	(0.07)	—	—	—
Total distributions	(0.37)	(0.43)	(0.40)	(0.45)	(0.48)
Net Asset Value, End of Year	$10.91	$11.22	$10.90	$10.85	$10.62
Total return	0.45%	6.99%	4.25%	6.49%	6.92%
Ratios/Supplemental Data
Net assets, end of year (in 000s)	$186,257	$159,159	$97,757	$49,854	$31,266
Ratio of expenses to average net assets
Before fee waiver	0.48%	0.49%	0.51%	0.50%	0.50%
After fee waiver	0.48%	0.49%	0.51%	0.50%	0.49%
Ratio of net investment income to average net assets	2.42%	3.07%	3.60%	4.14%	4.56%
Portfolio turnover rate	28%	32%	40%	31%	26%

(a) Based on the average daily number of shares outstanding during the year.

The accompanying notes are an integral part of the financial statements.

32	The Community Reinvestment Act Qualified Investment Fund

Financial Highlights—Per share data (for a share outstanding throughout each year) (Continued)

	Retail Shares
	For the Fiscal Year Ended May 31, 2013	For the Fiscal Year Ended May 31, 2012	For the Fiscal Year Ended May 31, 2011	For the Fiscal Year Ended May 31, 2010	For the Fiscal Year Ended May 31, 2009
Net Asset Value, Beginning of Year	$11.21	$10.89	$10.84	$10.62	$10.40
Investment Operations:
Net investment income(a)	0.23	0.30	0.35	0.41	0.44
Net realized and unrealized gain (loss) on investments(a)	(0.22)	0.41	0.07	0.22	0.23
Total from investment operations	0.01	0.71	0.42	0.63	0.67
Distributions from:
Net investment income	(0.26)	(0.32)	(0.37)	(0.41)	(0.45)
Net capital gains	(0.07)	(0.07)	—	—	—
Total distributions	(0.33)	(0.39)	(0.37)	(0.41)	(0.45)
Net Asset Value, End of Year	$10.89	$11.21	$10.89	$10.84	$10.62
Total return	0.01%	6.62%	3.90%	6.04%	6.56%
Ratios/Supplemental Data
Net assets, end of year (in 000s)	$40,624	$34,128	$28,729	$21,376	$9,545
Ratio of expenses to average net assets
Before fee waiver	0.83%	0.84%	0.85%	0.85%	0.85%
After fee waiver	0.83%	0.84%	0.85%	0.85%	0.84%
Ratio of net investment income to average net assets	2.07%	2.73%	3.26%	3.79%	4.20%
Portfolio turnover rate	28%	32%	40%	31%	26%

(a) Based on the average daily number of shares outstanding during the year.

The accompanying notes are an integral part of the financial statements.

33

Notes to Financial Statements May 31, 2013

Note 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Community Capital Trust (formerly known as The Community Reinvestment Act Qualified Investment Fund) (the “Trust”) was organized as a Delaware business trust on January 15, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and consists of two separate series. The financial statements herein are those of The Community Reinvestment Act Qualified Investment Fund (the “Fund”). The Fund is a non-diversified fund. The Fund offers three classes of shares of beneficial interest—CRA Shares, Institutional Shares and Retail Shares, which are substantially the same except that each class of shares has different expenses. The Fund commenced investment operations on August 30, 1999. Institutional Shares and Retail Shares commenced operations on March 2, 2007. Community Capital Management, Inc. (the “Advisor”) is the Fund’s investment advisor. The financial statements of the remaining series of the Trust are not presented herein, but are presented separately. The assets of each series within the Trust are segregated, and a shareholder’s interest is limited to the series in which shares are held.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies.

Security Valuation. Investments in securities traded on a national securities exchange are valued at the last reported bid price. Debt securities are valued by using market bid quotations or independent pricing services which use bid prices provided by market makers or estimates of values obtained from yield data relating to instruments or securities with similar characteristics. When market quotations are not readily available, securities and other assets are valued at fair value as determined by the Advisor and compared to independent third party sources for reasonableness. The Board of Trustees has approved the Fund’s valuation policies and procedures. Short-term obligations having a remaining maturity of 60 days or less are valued at amortized cost or original cost plus accrued interest, which the Board of Trustees believes represents fair value. At May 31, 2013, the Fund held securities that were fair valued by the Advisor in accordance with procedures approved by the Board of Trustees in the amount of $41,389,081.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to evaluation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

34	The Community Reinvestment Act Qualified Investment Fund

•	Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Level 1 inputs are quoted prices in an active market. A Level 1 input will be used unless the Advisor holds a large number of similar assets that are required to be measured at fair value and a quoted price in an active market might be available, but not readily accessible for each of the assets individually; and there has been a significant event after the close of the market.

Level 2 inputs are observable inputs, other than quoted prices. Examples of Level 2 inputs are as follows:

•	Dealer prices for similar assets in active markets

•	Quoted prices for identical or similar assets in non-active markets

•	Inputs other than quoted prices that are observable

•	Inputs that are derived principally from or corroborated by observable market data by correlations or other means

•	Matrix pricing

•	Pricing evaluations provided by independent pricing services

Level 3 inputs are unobservable inputs based primarily upon the Advisor’s assumptions about the assumptions that market participants would use pricing the asset. Unobservable inputs are developed based on the best information available in the circumstances, which may include the Advisor’s own data.

The following table sets forth information about the level within the fair value hierarchy at which the Fund’s investments are measured at May 31, 2013.

Investments in Securities	Level 1	Level 2	Level 3		Total
Corporate Bonds	$—	$6,928,799	$–		$6,928,799
U.S. Government & Agency Obligations	—	1,132,350,530	41,145,074		1,173,495,604
Municipal Bonds	—	337,860,289	–		337,860,289
Miscellaneous Investments	—	2,490,366	244,007		2,734,373
Certificates of Deposit	—	1,500,000	–		1,500,000
Short-Term Investment	37,084,677	–	–		37,084,677
Total Investments in Securities	$37,084,677	$1,481,129,984	$41,389,081	*	$1,559,603,742

*	Represents securities valued at fair value as determined by the Advisor in accordance with procedures adopted by the Board of Trustees. Refer to the Schedule of Investments for details.

35

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in U.S. Government & Agency Obligations
Beginning Balance as of June 1, 2012	$44,285,954
Accrued discounts/premiums	(3,860)
Realized gain/(loss)	(5,755)
Change in appreciation/(depreciation)	(936,451)
Purchases	(2,038,212)
Sales	(156,213)
Amortization sold	(389)
Transfer into Level 3	—
Transfer out of Level 3	—
Ending balance as of May 31, 2013	$41,145,074
Change in unrealized gains included in earnings related to securities still held at reporting date	$(380,562)

Investments in Miscellaneous Investments
Beginning Balance as of June 1, 2012	$328,181
Accrued discounts/premiums	—
Realized gain/(loss)	—
Change in appreciation/(depreciation)	11,314
Purchases	—
Sales	(156,376)
Transfer into Level 3	60,888
Transfer out of Level 3	—
Ending balance as of May 31, 2013	$244,007
Change in unrealized gains included in earnings related to securities still held at reporting date	$11,442

For the fiscal year ended May 31, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities. For the fiscal year ended May 31, 2013, the transfers into Level 3 were due to changes in the availability of observable inputs used to determine fair value.

For the fiscal year ended May 31, 2013, there have been no significant changes to the Fund’s fair value methodologies.

36	The Community Reinvestment Act Qualified Investment Fund

Effective May 1, 2012, the Fund adopted Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 requires reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 requires reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The adoption of ASU 2011-04 had no impact on the Fund’s net assets.

The following table summarizes the quantitative inputs and assumptions used for items categorized as recurring Level 3 assets as of May 31, 2013. The following disclosures also include qualitative information on the sensitivity of the fair value measurements to changes in the significant unobservable inputs.

Financial Asset	Fair Value at May 31, 2013	Valuation Techniques	Unobservable Inputs	Ranges (Average)
Asset Backed Securities	$244,007	Matrix Pricing	Remaining average life	1.05 years
			Blended matrix spread to comp treasuries	+675/2 year treasury
			Coupon	4.68%
Ginnie Mae – REMICs	$4,113,040	Matrix Pricing	Weighted Average Life	3.99 years
			Coupon	1.55%
			Spread to benchmark	N+85
			Offered Quotes variance to Mark	-0.14%

37

Financial Asset	Fair Value at May 31, 2013	Valuation Techniques	Unobservable Inputs	Ranges (Average)
Ginnie Mae Multifamily - Project Loans	$21,624,781	Matrix Pricing	Structure
Two having a 2 year lockout with 8% declining prepayment penalty. One 35 year amortization and one 40 year amortization. Six having 1 year lockout followed by a 9% declining prepayment penalty. Four of the six have 35 year amortizations, one 19 year 7 months and one 22 year 7 months amortization.

			Coupon	2.50%-3.75% (3.18%)
			Spread to benchmark	N+50-70 (57.5)
			Offered Quotes variance to Mark	-1.21%-0.35% (-0.16%)
FHA Loans	$15,407,253	Matrix Pricing	Structure	Four are out of lock out with higher coupons and greater likelihood to prepay, Three remain in lock out for 9-12 years.
			Coupon	6.00%-7.43% (6.64%)
			Spread to benchmark	E+320-400 (360)
			Offered Quotes variance to Mark	-0.73%-3.13% (0.83%)

The advisor utilizes the market approach when valuing level 3 securities (unless otherwise stated). The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (e.g. matrix pricing). When applying these techniques the advisor shall use both observable & unobservable inputs. Some inputs may be coupon, term, dealer indications on comparable securities and/or call protection.

The unobservable inputs used to determine fair value of recurring Level 3 assets may have similar or diverging impacts on valuation. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurement. An increase in the yields, credit spreads or maturity may decrease the fair value of the assets.

Mortgage-Backed To-Be-Announced Securities. The Fund may enter into mortgage-backed to-be-announced securities (“TBAs”). These derivative financial instruments are subject to varying degrees of market and credit risk. TBAs provide for the delayed delivery of the underlying instrument. The contractual or notional amounts related to these financial instruments adjusted for unrealized market valuation gains or losses are recorded on a trade date

38	The Community Reinvestment Act Qualified Investment Fund

basis. The credit risk related to settlements is limited to the unrealized market valuation gains or losses recorded in the statement of operations. Market risk is substantially dependent upon the value of the underlying financial instruments and is affected by market forces such as volatility and changes in interest rates.

Investment Income and Securities Transactions. Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on sales of investments are determined on the basis of the identified cost for both financial statement and federal income tax purposes. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income is recognized on an accrual basis. Discounts and premiums on debt securities are amortized to income over their prospective lives, using the interest method.

Determination of Net Asset Value and Calculation of Expenses. In calculating the net asset value (“NAV”) per share of each class, investment income, realized and unrealized gains and losses, and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class. Class specific expenses are borne solely by the class incurring the expense.

Federal Income Taxes. It is the policy of the Fund to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

Distributions to Shareholders. Dividends from net investment income are determined separately for each class of shares of the Fund and are declared and paid monthly and distributable net realized capital gains, if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP.

Use of Estimates. In preparing financial statements in conformity with U.S. GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

39

Securities Purchased on a Delayed Delivery Basis. The Fund may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. The Fund will set aside liquid assets, or engage in other appropriate measures, to cover its obligations with respect to these securities.

Indemnifications. Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business, the Fund enters into contracts that contain a variety of representations, that provide general indemnifications. The Fund’s maximum liability exposure under these arrangements is unknown, as future claims that have not yet occurred may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund for the fiscal year ended May 31, 2013 were as follows:

	Shares	Amount
CRA Shares
Shares issued	17,471,334	$195,852,565
Shares reinvested	1,149,212	12,838,455
Shares redeemed	(2,503,886)	(27,944,701)
Net Increase	16,116,660	$180,746,319
Institutional Shares
Shares issued(a)	8,566,770	$95,852,094
Shares reinvested	391,572	4,370,432
Shares redeemed	(6,068,068)	(67,723,751)
Net Increase	2,890,274	$32,498,775
Retail Shares
Shares issued	1,768,108	$19,728,493
Shares reinvested	90,988	1,014,657
Shares redeemed	(1,175,073)	(13,078,231)
Net Increase	684,023	$7,664,919

(a)	Includes subscriptions as a result of an in-kind transfer of securities (See Note 7).

40	The Community Reinvestment Act Qualified Investment Fund

Transactions in shares of the Fund for the fiscal year ended May 31, 2012 were as follows:

	Shares	Amount
CRA Shares
Shares issued	17,313,188	$192,623,945
Shares reinvested	1,232,784	13,670,619
Shares redeemed	(4,208,966)	(46,408,635)
Net Increase	14,337,006	$159,885,929
Institutional Shares
Shares issued	6,119,596	$67,786,426
Shares reinvested	359,432	3,983,033
Shares redeemed	(1,255,187)	(13,920,127)
Net Increase	5,223,841	$57,849,332
Retail Shares
Shares issued	1,745,737	$19,352,887
Shares reinvested	80,167	887,407
Shares redeemed	(1,417,851)	(15,738,538)
Net Increase	408,053	$4,501,756

Note 3 – INVESTMENT TRANSACTIONS

The aggregate purchases and sales and maturities of investments, excluding short-term investments, by the Fund for the fiscal year ended May 31, 2013, were as follows:

Purchases(a):
U.S. Government	$468,153,241
Other	167,735,162
Sales and Maturities:
U.S. Government	$356,382,467
Other	41,915,197

(a)	Includes in-kind transactions (See Note 7).

At May 31, 2013, the cost of securities for income tax purposes and the gross unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Cost of investments	$1,546,025,084
Gross unrealized appreciation	29,795,362
Gross unrealized depreciation	(16,216,704)
Net appreciation on investments	$13,578,658

41

Note 4 – ADVISORY, SPECIAL ADMINISTRATIVE SERVICES, DISTRIBUTION AND SERVICE FEES

The Trust has entered into an Advisory Agreement with the Advisor to provide the Fund with investment management services. Pursuant to the Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily, and paid monthly at the annual rate of 0.30% of the Fund’s average daily net assets. For the fiscal year ended May 31, 2013, the Advisor was entitled to receive advisory fees of $4,427,199.

The Advisor also provides certain Community Reinvestment Act-related administrative services to financial institution holders of CRA Shares of the Fund pursuant to a Special Administrative Services Agreement with the Trust. Pursuant to such Agreement, the Advisor is entitled to receive a fee of 0.20% of the average daily net asset value of the CRA Shares held by such financial institutions. For the fiscal year ended May 31, 2013, the Advisor was entitled to receive fees of $2,505,151 pursuant to the Special Administrative Services Agreement.

The Trust has adopted separate Distribution Plans pursuant to Rule 12b-1 under the Act with respect to the Fund’s CRA Shares and Retail Shares, which permit the Fund to pay certain expenses associated with the distribution of its CRA Shares and Retail Shares. The Distribution Plan for CRA Shares provides that the Fund will pay the Fund’s distributor annual fees of up to 0.25% of the Fund’s average daily net assets attributable to CRA Shares for distribution and other services and the assumption of related expenses. The Distribution Plan for Retail Shares provides that the Fund will pay the Fund’s distributor annual fees of up to 0.25% of the Fund’s average daily net assets attributable to Retail Shares for distribution services and the assumption of related expenses. For the fiscal year ended May 31, 2013, the Fund incurred distribution expenses of $3,131,417 and $97,560 with respect to CRA Shares and Retail Shares, respectively.

The Trust has adopted a Services Plan with respect to the Fund’s Retail Shares. Pursuant to the Services Plan, the Trust enters into servicing agreements with financial institutions that agree to provide certain personal liaison and administrative support services to their customers who are the beneficial owners of Retail Shares of the Fund in consideration for payment of up to a maximum of 0.50% (comprised of up to 0.25% for personal liaison services and up to 0.25% for administrative support services) per year of the average daily net asset value of the Retail Shares beneficially owned by such customers. The Trust will limit fees to an aggregate fee of not more than 0.10% under the Services Plan for personal liaison and administrative support services through May 31, 2014. For the fiscal year ended May 31, 2013, the Fund incurred expenses under the Services Plan of $39,024.

The Advisor has contractually agreed to waive fees and reimburse expenses until September 30, 2013 to the extent total annualized expenses (excluding acquired Fund fees and expenses) exceed 1.00%, 0.55%, and 0.90%, of the average daily net assets of each of CRA Shares, Institutional Shares and Retail Shares, respectively. The Advisor did not waive fees or reimburse expenses during the fiscal year ended May 31, 2013.

The President, Treasurer and Chief Compliance Officer of the Fund are affiliated with the Advisor.

42	The Community Reinvestment Act Qualified Investment Fund

Note 5 – DISTRIBUTIONS TO SHAREHOLDERS

The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences as of May 31, 2013, which are primarily attributable to the different treatment for gains and losses on paydowns of mortgage-backed and asset-backed securities, were reclassified to/from the following accounts:

Increase Undistributed Net Investment Income	Decrease Accumulated Net Realized Gain
$3,666,785	$(3,666,785)

This reclassification had no effect on net asset value per share.

The tax character of dividends declared for each fiscal year indicated was as follows:

	Fiscal Year Ended May 31, 2013	Fiscal Year Ended May 31, 2012
Distributions declared from:
Ordinary income	$34,507,580	$33,933,801
Long-term capital gain	8,086,947	6,720,668
Total Distributions	$42,594,527	$40,654,469

The Fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

43

As of May 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,778,172
Undistributed long-term capital gain	3,406,827
Post-October losses	(342,741)
Other temporary differences	(2,780,724)
Unrealized appreciation, net	13,578,658
Distributable earnings, net	$16,640,192

Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of May 31, 2013, the Fund did not have any capital loss carryforwards outstanding.

Note 6 – CONCENTRATION/RISK

The Fund has significant holdings in Fannie Mae, Freddie Mac and Ginnie Mae mortgage-backed securities, FHA Project Loans and certain state municipal bonds. Investments in these issues could represent a concentration of credit risk.

Note 7– IN-KIND TRANSFER OF SECURITIES

During the fiscal year ended May 31, 2013, the Trust issued Institutional Shares of the Fund in exchange for securities that were permissible investments for the Fund. The securities were transferred at their current value on the date of the transaction.

Transaction Date	Institutional Shares Issued	Value
November 27, 2012	96,097	$1,084,938

Note 8 – SUBSEQUENT EVENTS

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

44	The Community Reinvestment Act Qualified Investment Fund

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
The Community Reinvestment Act Qualified Investment Fund

We have audited the accompanying statement of assets and liabilities of The Community Reinvestment Act Qualified Investment Fund (the “Fund”), including the schedule of investments, as of May 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Community Reinvestment Act Qualified Investment Fund as of May 31, 2013, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Grant Thornton LLP

New York, New York
July 29, 2013

45

Proxy Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-877-272-1977 and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

N-Q Filings

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for its first and third fiscal quarters on Form N-Q which would be for the fiscal quarters ending February 28 (February 29 during leap year) and August 31. The Form N-Q filing must be made within 60 days of the end of the appropriate quarter. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 800-732-0330 for information on the operation of the Public Reference Room).

Notice to Shareholders (Unaudited)

For purposes of the Internal Revenue Code (“IRC”), the Fund is designating the following items with regard to distributions paid during the fiscal year ended May 31, 2013:

Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)
19.54%	80.46%	100.00%	0.00%	0.00%	0.00%	98.78%	100.00%

(1)
Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)
The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

(3)
“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Fund who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income tax.

(4)
The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of “Ordinary Income Distributions” that is exempt from U.S. withholding tax when paid to foreign investors.

(5)
The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S withholding tax when paid to foreign investors.

46	The Community Reinvestment Act Qualified Investment Fund

Trustees and Officers (Unaudited)

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the State of Delaware and the Trust’s Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-877-272-1977.

47

Name, Address and Age1	Position(s) Held with the Trust	Served in Position Since2	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee3	Other Directorships Held by Trustee4
INDEPENDENT TRUSTEES
John E. Taylor Age 63	Chairman of the Board and Trustee	6/1/99	President and Chief Executive Officer, National Community Reinvestment Coalition, January 1992 to present.	2	None
Burton Emmer Age 76	Trustee	6/1/99	Assistant to Chief Executive Officer, CHS Electronics, Inc., October 1998 to December 2000; Partner, Grant Thornton LLP (certified public accountants), August 1979 to August 1998.	2	None
Heinz Riehl Age 77	Trustee	6/1/99	President, Riehl World Training & Consulting, Inc. (bank consulting), 1996 to present; Faculty Member, New York University, 1982 to present.	2	None
Irvin M. Henderson Age 57	Trustee	6/26/00	President and Chief Executive Officer, Henderson & Company (consulting firm), 1993 to present.	2	None
Robert O. Lehrman Age 78	Trustee	9/29/00	Business consultant and special counsel; Chairman, Advisory Board, Lodestone Banking Consultancy; formerly; director, Community Capital Bank, New York, NY; formerly, President and Chief Executive Officer, Community Bankers Association, New York.	2	None
OFFICERS
David K. Downes c/o Community Capital Management, Inc. 2500 Weston Road Suite 101 Weston, FL 33331 Age 73	President	1/29/04	Chief Executive Officer, Community Capital Management, Inc. since January 2004.	N/A	N/A
Barbara R. VanScoy c/o Community Capital Management, Inc. 2500 Weston Road Suite 101 Weston, FL 33331 Age 45	Executive Vice President	1/29/11	Co-Founder and Senior Portfolio Manager, Community Capital Management, Inc. since November 1998.	N/A	N/A
Alyssa D. Greenspan c/o Community Capital Management, Inc. 2500 Weston Road Suite 101 Weston, FL 33331 Age 41	Vice President	10/22/10	Chief Operating Officer, Community Capital Management, Inc. since June 2009; Senior Vice President and Portfolio Manager, Community Capital Management, Inc. since May 2003.	N/A	N/A

48	The Community Reinvestment Act Qualified Investment Fund

Name, Address and Age1	Position(s) Held with the Trust	Served in Position Since2	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee3	Other Directorships Held by Trustee4
OFFICERS (Continued)
Michelle V. Rogers c/o Community Capital Management, Inc. 2500 Weston Road Suite 101 Weston, FL 33331 Age 40	Vice President	1/29/11
Executive Vice President and Senior Portfolio Manager, Community Capital Management, Inc. since December 2010; Senior Vice President and Portfolio Manager, Community Capital Management, Inc. since October 2003
				N/A	N/A
Joseph H. Hastings, CPA c/o Community Capital Management, Inc. 2500 Weston Road Suite 101 Weston, FL 33331 Age 62	Treasurer	5/1/06
Chief Financial Officer of Community Capital Management, Inc. since May 2006; Chief Compliance Officer of Community Capital Management, Inc. from January 2007 to January 2010; Chief Compliance Officer of the Trust, January 2007 through July 2009.
				N/A	N/A
Stefanie J. Little Little Consulting Group, Inc. 11 Gina Marie Lane Elkton, MD 21921 Age 45	Chief Compliance Officer	12/18/09
President, Little Consulting Group, Inc. since 2011; Managing Member, SEC Compliance Alliance, LLC since 2012; Attorney, Cipperman & Company from 2007 to 2011; Director, Cipperman Compliance Services, LLC from 2009 to 2011; Chief Compliance Officer of Community Capital Management, Inc. since January 2010; Director, Legal & Contract Management, Brandywine Global Investment Management, LLC from 2004 to 2007.
				N/A	N/A
Michael P. Malloy Drinker Biddle & Reath LLP One Logan Square Suite 2000 Philadelphia, PA 19103 Age 53	Secretary	6/1/99	Partner, Drinker Biddle & Reath LLP (law firm) since 1993.	N/A	N/A

1	Each Trustee may be contacted by writing to the Trustee, c/o Community Capital Management, Inc., 2500 Weston Road, Suite 101, Weston, Florida 33331.
2
Each Trustee holds office until he resigns, is removed or dies. The president, treasurer and secretary shall hold office for a one year term and until their respective successors are chosen and qualified, or until such officer dies or resigns.

3	The Fund Complex consists of the Trust. The Trust has two portfolios, the Fund and the CCM Active Income Fund.
4
Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

49

Approval of Advisory Agreement (Unaudited)

At a meeting held on April 25-26, 2013, the Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Trust’s Advisory Agreement with the Advisor with respect to The Community Reinvestment Act Qualified Investment Fund (the “Fund”) for an additional one-year period. The Advisor reviewed and responded to Trustees’ questions concerning the materials relating to the Advisory Agreement, in particular, a letter from the Advisor responding to specific questions from the Trustees relating to the Advisory Agreement. Among other things, those materials and the Advisor’s presentation covered: (i) the nature, extent and quality of the Advisor’s services provided to the Fund; (ii) the experience and qualifications of the Advisor’s personnel involved in the management of the Fund; (iii) the Advisor’s investment philosophy and process; (iv) the Advisor’s assets under management; (v) the current advisory fee arrangement for the Fund and the separate account fees; (vi) the Fund’s performance, advisory fee and expenses as compared to other funds; (vii) the Advisor’s financial statements and profitability analysis; and (viii) other possible benefits to the Advisor arising from its advisory and other relationships with the Trust.

The Trustees then met in executive session with counsel to the Trust. The Trustees discussed the information that had been provided to them in connection with the continuation of the Advisory Agreement, including the matters covered at the April 4, 2013 special meeting of the Board that had been called to review and discuss the materials and information the Board had requested from the Advisor relating to the Advisory Agreement. In connection with such continuation, counsel to the Trust reviewed his firm’s memorandum outlining the Trustees’ duties and responsibilities in connection with the continuation of the Advisory Agreement. After further discussion concerning the continuation of the Advisory Agreement, the Trustees, including a majority of the Independent Trustees, reached the following conclusions: (i) the Advisor had the capabilities, resources and personnel necessary to manage the Fund; (ii) based on the services that the Advisor would provide to the Fund under the Advisory Agreement and the expenses incurred by the Advisor in the performance of such services, the compensation to be paid to the Advisor was fair and equitable; (iii) the difference in management fees between the Fund and the separate accounts managed by the Advisor was reasonable in light of the differing service levels and portfolio management requirements; (iv) the Advisor’s direct and indirect expenses and resulting profitability in providing advisory services to the Fund were reasonable; and (v) breakpoints were currently not relevant to the Fund given its asset size. Based upon such information as they considered necessary to the exercise of their reasonable business judgment, the Trustees, including all of the Independent Trustees, concluded that it was in the best interests of the Fund to continue the Advisory Agreement with the Advisor for an additional one-year period.

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Administrator and Transfer Agent:
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456
Legal Counsel:
Drinker Biddle & Reath LLP
One Logan Square
Suite 2000
Philadelphia, PA 19103-6996
Independent Registered Public Accounting Firm:
Grant Thornton LLP
60 Broad Street
New York, NY 10004
Custodian:
U.S. Bank, National Association
50 South 16th Street
Suite 2000
20th Floor
EX-PA-WBSP
Philadelphia, PA 19102
Board of Trustees:
John E. Taylor, Chairman of the Board of Trustees
Burton Emmer, Trustee
Heinz Riehl, Trustee
Irvin M. Henderson, Trustee
Robert O. Lehrman, Trustee

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded by or accompanied by the Fund’s prospectus. An investor should read the prospectus carefully before investing or sending money. A prospectus may be obtained by calling the Fund at 1-877-272-1977.

2500 Weston Road ■ Suite 101 ■ Weston, FL 33331
954-217-7999 ■ Fax: 954-385-9299 ■ Toll Free: 877-272-1977 ■ www.crafund.com

COMMUNITY CAPITAL TRUST

CCM ACTIVE INCOME FUND
(THE “FUND”)

May 31, 2013

1	CCM Active Income Fund

TABLE OF CONTENTS

Statement of Assets and Liabilities	2
Statements of Changes in Net Assets	3
Financial Highlights	4
Notes to Financial Statements	5
Report of Independent Registered Public Accounting Firm	11
Trustees and Officers	13
Approval of Advisory Agreement	17

2	CCM Active Income Fund

Statement of Assets and Liabilities as of May 31, 2013
Assets:
Receivables:
Capital shares issued	$2,250,000
Deferred offering costs	50,000
Total Assets	$2,300,000

Liabilities:
Payables:
Deferred offering costs	$50,000
Total Liabilities	$50,000

Net Assets:	$2,250,000
Net Assets consist of:
Paid-in capital	$2,250,000
Net Assets	$2,250,000
Net Assets — Institutional Shares (Unlimited shares of beneficial interest with no par value authorized; 225,000 shares outstanding)	$2,250,000
Net Asset Value, offering and redemption price per share — Institutional Shares	$10.00

The accompanying notes are an integral part of the financial statements.

3	CCM Active Income Fund

Statement of Changes in Net Assets
For the Period Ended May 31, 2013(a)
Operations:
Capital share transactions:
Institutional Shares
Shares issued	$2,250,000
Increase in net assets	2,250,000

Net Assets:
Beginning of period	—
End of period	$2,250,000

Share Transactions:
Institutional Shares
Shares issued	225,000
Increase in shares	225,000
Institutional Shares outstanding at beginning of period	—
Institutional Shares at end of period	225,000

(a)	Commenced operations May 31, 2013.

The accompanying notes are an integral part of the financial statements.

4	CCM Active Income Fund

Financial Highlights—Per share data
(for a share outstanding throughout the period)
Institutional Shares
For the Period Ended May 31, 2013(a)
Net Asset Value, Beginning of Period	$0.00
Shares issued	10.00
Investment Operations:
Net investment income (loss)	0.00
Net realized and unrealized gain (loss) on investments	0.00
Total from investment operations	$—
Net Asset Value, End of Period	$10.00
Total Return	0.00%

Ratios/Supplemental Data
Net assets, end of period (in 000s)	$2,250
Ratio of expenses to average net assets
Before fee waiver	n/a
After fee waiver	n/a
Ratio of net investment income (loss) to average net assets	n/a
Portfolio turnover rate	n/a

(a) Commenced operations May 31, 2013 with a seed investment of capital from the Advisor and another affiliate.

 The accompanying notes are an integral part of the financial statements.

5	CCM Active Income Fund

Notes to Financial Statements May 31, 2013

Note 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Community Capital Trust (formerly known as The Community Reinvestment Act Qualified Investment Fund) (the “Trust”) was organized as a Delaware business trust on January 15, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and consists of two separate series.  The financial statements herein are those of the CCM Active Income Fund (the “Fund”). The Fund is classified as a diversified portfolio under the Act. The Fund offers one class of shares of beneficial interest, which has been designated as Institutional Shares.  The Fund commenced investment operations on May 31, 2013. Community Capital Management, Inc. (the “Advisor”) is the Fund’s investment advisor.  The financial statements of the remaining series of the Trust are not presented herein, but are presented separately.  The assets of each series within the Trust are segregated, and a shareholder’s interest is limited to the series in which shares are held.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies.

Security Valuation.The Fund’s portfolio securities are valued at market value based on independent third party pricing.  Securities for which quotations are not available and any other assets are valued at fair value as determined in good faith by the Advisor, subject to the review and supervision of the Fund’s Board of Trustees.  Circumstances in which securities may be fair valued include periods when trading in a security is suspended, the exchange or market on which a security trades closes early, the trading volume in a security is limited, corporate actions and announcements take place, or regulatory news is released such as governmental approvals.  In addition, the Trust, in its discretion, may make adjustments to the prices of securities held by the Fund if an event occurs after the publication of market values normally used by the Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and the Trust’s fair value procedures.  This may occur particularly with respect to certain foreign securities held by the Fund.  Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuations in general market indicators, governmental actions, or natural disasters.  The use of fair valuation involves the risk that the values used by the Fund to price its investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.  Short-term obligations, which are debt instruments with a maturity of 60 days or less, held

6	CCM Active Income Fund

by the Fund are valued at their amortized cost which approximates market value.

The Fund may hold foreign securities that trade on weekends or other days when the Fund does not price its shares.  Therefore, the value of such securities may change on days when shareholders will not be able to purchase or redeem shares.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to evaluation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

• Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

• Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

• Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Level 1 inputs are quoted prices in an active market. A Level 1 input will be used unless the Advisor holds a large number of similar assets that are required to be measured at fair value and a quoted price in an active market might be available, but not readily accessible for each of the assets individually; and there has been a significant event after the close of the market.

Level 2 inputs are observable inputs, other than quoted prices. Examples of Level 2 inputs are as follows:

• Dealer prices for similar assets in active markets

• Quoted prices for identical or similar assets in non-active markets

• Inputs other than quoted prices that are observable

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• Inputs that are derived principally from or corroborated by observable market data by correlations or other means

• Matrix pricing

• Pricing evaluations provided by independent pricing services

Level 3 inputs are unobservable inputs based primarily upon the Advisor’s assumptions about the assumptions that market participants would use pricing the asset. Unobservable inputs are developed based on the best information available in the circumstances, which may include the Advisor’s own data.

For the period ended May 31, 2013, there have been no significant changes to the Fund’s fair value methodologies.

Investment Income and Securities Transactions. Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on sales of investments are determined on the basis of the identified cost for both financial statement and federal income tax purposes. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income is recognized on an accrual basis.

Determination of Net Asset Value and Calculation of Expenses. In calculating the net asset value (“NAV”) per share of the Fund, investment income, realized and unrealized gains and losses, and expenses are allocated daily to each share based upon the proportion of net assets of each share.

Federal Income Taxes. It is the policy of the Fund to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

Distributions to Shareholders. Dividends from net investment income are declared and paid monthly and distributable net realized capital gains, if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP.

8	CCM Active Income Fund

Deferred Offering Costs. Offering costs, including costs of printing initial prospectus, legal and registration fees, are amortized over twelve-months from inception of the Fund. As of May 31, 2013, the amount to be amortized for the Fund was $50,000.

Use of Estimates. In preparing financial statements in conformity with U.S. GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities Purchased on a Delayed Delivery Basis. The Fund may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. The Fund will set aside liquid assets, or engage in other appropriate measures, to cover its obligations with respect to these securities.

Indemnifications. Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business, the Fund enters into contracts that contain a variety of representations, that provide general indemnifications. The Fund’s maximum liability exposure under these arrangements is unknown, as future claims that have not yet occurred may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund for the period ended May 31, 2013 were as follows:

	Shares	Amount
Institutional Shares
Shares issued	225,000	$2,250,000
Net Increase	225,000	$2,250,000

The transactions in shares issued for the period ended May 31, 2013 and the related receivable for capital shares issued as presented on the Statement of Assets and Liabilities relate to contributions from the Advisor and another affiliate. The receivable for capital shares issued was subsequently received on June 3, 2013.

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Note 3 – ADVISORY, SUB-ADVISORY AND SERVICE FEES

The Trust has entered into an Advisory Agreement with the Advisor to provide the Fund with investment management services. Pursuant to the Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily, and paid monthly at the annual rate of 1.00% of the Fund’s average daily net assets.

The Board of Trustees of the Trust has approved Badge Investment Partners LLC (the “Sub-Advisor”) to provide sub-advisory services with respect to the Fund pursuant to a Sub-Advisory Agreement between the Advisor and Sub-Advisor.  The Advisor pays the Sub-Advisor out of the advisory fee the Advisor receives for managing the Fund.  The Advisor provides certain support services to the Sub-Advisor in return for a portion of the Sub-Advisor’s gross revenue.

The Trust has adopted a Services Plan with respect to the Fund’s Institutional Shares. Pursuant to the Services Plan, the Trust enters into servicing agreements with financial institutions that agree to provide certain personal liaison and administrative support services to their customers who are the beneficial owners of Institutional Shares of the Fund in consideration for payment of up to a maximum of 0.50% (comprised of up to 0.25% for personal liaison services and up to 0.25% for administrative support services) per year of the average daily net asset value of the Institutional Shares beneficially owned by such customers. The Fund will limit fees to an aggregate fee of not more than 0.20% under the Services Plan for personal liaison and administrative support services through May 31, 2014.

The Advisor has contractually agreed to waive fees and reimburse expenses until June 1, 2014 to the extent total annualized expenses (excluding acquired Fund fees and expenses and short sale dividend expenses) exceed 1.60% of the average daily net assets of the Institutional Shares.  The Advisor may not recoup waived fees and reimbursed expenses.

The President, Treasurer and Chief Compliance Officer of the Fund are affiliated with the Advisor.

Note 4 – DISTRIBUTIONS TO SHAREHOLDERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature.

10	CCM Active Income Fund

To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise.

Note 5 – CONCENTRATION/RISK

The Fund is intended for investors who can accept the risks involved with its investments, such as credit risk and market risk, and who can accept the fact that there will be principal fluctuation.

Note 6 – SUBSEQUENT EVENTS

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

11	CCM Active Income Fund

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
CCM Active Income Fund

We have audited the accompanying statement of assets and liabilities of the CCM Active Income Fund (the “Fund”), as of May 31, 2013, and the related statement of changes in net assets for the period then ended, and the financial highlights for the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CCM Active Income Fund as of May 31, 2013, the results of its operations, changes in net assets, and the financial highlights for the period then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Grant Thornton LLP

New York, New York
July 30, 2013

12	CCM Active Income Fund

Proxy Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-877-272-1977 and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

N-Q Filings

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for its first and third fiscal quarters on Form N-Q which would be for the fiscal quarters ending February 28 (February 29 during leap year) and August 31. The Form N-Q filing must be made within 60 days of the end of the appropriate quarter. The Fund’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 800-732-0330 for information on the operation of the Public Reference Room).

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Trustees and Officers (Unaudited)

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the State of Delaware and the Trust’s Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-877-272-1977.

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Name, Address and Age1	Position(s) Held with the Trust	Served in Position Since2	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee3	Other Directorships Held by Trustee4
INDEPENDENT TRUSTEES
John E. Taylor Age 63	Chairman of the Board and Trustee	6/1/99	President and Chief Executive Officer, National Community Reinvestment Coalition, January 1992 to present.	2	None
Burton Emmer Age 76	Trustee	6/1/99	Assistant to Chief Executive Officer, CHS Electronics, Inc., October 1998 to December 2000; Partner, Grant Thornton LLP (certified public accountants), August 1979 to August 1998.	2	None
Heinz Riehl Age 77	Trustee	6/1/99	President, Riehl World Training & Consulting, Inc. (bank consulting), 1996 to present; Faculty Member, New York University, 1982 to present.	2	None
Irvin M. Henderson Age 57	Trustee	6/26/00	President and Chief Executive Officer, Henderson & Company (consulting firm), 1993 to present.	2	None
Robert O. Lehrman Age 78	Trustee	9/29/00	Business consultant and special counsel; Chairman, Advisory Board, Lodestone Banking Consultancy; formerly; director, Community Capital Bank, New York, NY; formerly, President and Chief Executive Officer, Community Bankers Association, New York.	2	None
OFFICERS
David K. Downes c/o Community Capital Management, Inc. 2500 Weston Road Suite 101 Weston, FL 33331 Age 73	President	1/29/04	Chief Executive Officer, Community Capital Management, Inc. since January 2004.	N/A	N/A

15	CCM Active Income Fund

Name, Address and Age1	Position(s) Held with the Trust	Served in Position Since2	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee3	Other Directorships Held by Trustee4
OFFICERS (Continued)
Barbara R. VanScoy, c/o Community Capital Management, Inc. 2500 Weston Road, Suite 101 Weston, FL 33331 Age 45	Executive Vice President	1/29/11	Co-Founder and Senior Portfolio Manager, Community Capital Management, Inc. since November 1998.	N/A	N/A
Alyssa D. Greenspan, c/o Community Capital Management, Inc. 2500 Weston Road, Suite 101 Weston, FL 33331 Age 41	Vice President	10/22/10	Chief Operating Officer, Community Capital Management, Inc. since June 2009; Senior Vice President and Portfolio Manager, Community Capital Management, Inc. since May 2003.	N/A	N/A
Michelle V. Rogers, c/o Community Capital Management, Inc. 2500 Weston Road, Suite 101 Weston, FL 33331 Age 40	Vice President	1/29/11
Executive Vice President and Senior Portfolio Manager, Community Capital Management, Inc. since December 2010; Senior Vice President and Portfolio Manager, Community Capital Management, Inc. since October 2003
				N/A	N/A
Joseph H. Hastings, CPA c/o Community Capital Management, Inc. 2500 Weston Road Suite 101 Weston, FL 33331 Age 62	Treasurer	5/1/06
Chief Financial Officer of Community Capital Management, Inc. since May 2006; Chief Compliance Officer of Community Capital Management, Inc. from January 2007 to January 2010; Chief Compliance Officer of the Trust, January 2007 through July 2009.
				N/A	N/A

16	CCM Active Income Fund

Name, Address and Age1	Position(s) Held with the Trust	Served in Position Since2	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee3	Other Directorships Held by Trustee4
OFFICERS (Continued)
Stefanie J. Little Little Consulting Group, Inc. 11 Gina Marie Lane Elkton, MD 21921 Age 45	Chief Compliance Officer	12/18/09
President, Little Consulting Group, Inc. since 2011; Managing Member, SEC Compliance Alliance, LLC since 2012; Attorney, Cipperman & Company from 2007 to 2011;  Director, Cipperman Compliance Services,
LLC from 2009 to 2011; Chief Compliance Officer of Community Capital
Management, Inc. since January 2010; Director, Legal & Contract Management, Brandywine Global
Investment Management,
LLC from 2004 to 2007.
				N/A	N/A
Michael P. Malloy Drinker Biddle & Reath LLP One Logan Square Suite 2000 Philadelphia, PA 19103 Age 53	Secretary	6/1/99	Partner, Drinker Biddle & Reath LLP (law firm) since 1993.	N/A	N/A

1.	Each Trustee may be contacted by writing to the Trustee, c/o Community Capital Management, Inc., 2500 Weston Road, Suite 101, Weston, Florida 33331.
2.
Each Trustee holds office until he resigns, is removed or dies. The president, treasurer and secretary shall hold office for a one year term and until their respective successors are chosen and qualified, or until such officer dies or resigns.

3.	The Fund Complex consists of the Trust. The Trust has two portfolios, the Fund and The Community Reinvestment Act Qualified Investment Fund.
4.
Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

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Approval of Advisory and Sub-Advisory Agreements (Unaudited)

At a meeting held on April 25-26, 2013, the Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved (1) Addendum No. 1 to the Trust’s existing Advisory Agreement with the Advisor adding the CCM Active Income Fund (the “Fund”) as a fund for which the Advisor agrees to serve as investment adviser (such Addendum No. 1 together with the existing Advisory Agreement, collectively, the “Advisory Agreement”) and (2) a Sub-Advisory Agreement between the Advisor and Sub-Advisor with respect to the Fund.  The Advisor and Sub-Advisor reviewed and responded to Trustees’ questions concerning the materials relating to the Advisory Agreement and Sub-Advisory Agreement, in particular, letters from the Advisor and Sub-Advisor responding to specific questions from the Trustees relating to the Advisory Agreement and Sub-Advisory Agreement.  Among other things, those materials and the Advisor’s and Sub-Advisor’s presentations covered:  (i) the nature, extent and quality of the Advisor’s/Sub-Advisor’s services provided to the Fund; (ii) the experience and qualifications of the Advisor’s/Sub-Advisor’s personnel involved in the management of the Fund; (iii) the Advisor’s/Sub-Advisor’s investment philosophy and process; (iv) the Advisor’s/Sub-Advisor’s assets under management; (v) the current advisory/sub-advisory fee arrangement for the Fund; (vi) the Fund’s advisory/sub-advisory fee and expenses as compared to other funds; (vii) the Advisor’s financial statements and profitability analysis; and (viii) other possible benefits to the Advisor/Sub-Advisor arising from its advisory and other relationships with the Trust.

The Trustees then met in executive session with counsel to the Trust.  The Trustees discussed the information that had been provided to them in connection with the approval of the Advisory Agreement and Sub-Advisory Agreement, including the matters covered at an April 4, 2013 special meeting of the Board that had been called to review and discuss the materials and information the Board had requested from the Advisor and Sub-Advisor relating to the Advisory Agreement and Sub-Advisory Agreement.  In connection with such approvals, counsel to the Trust reviewed his firm’s memorandum outlining the Trustees’ duties and responsibilities in connection with the approval of the Advisory Agreement and Sub-Advisory Agreement.  After further discussion concerning the approval of the Advisory Agreement and Sub-Advisory Agreement, the Trustees, including a majority of the Independent Trustees, reached the following conclusions:  (i) the Advisor and Sub-Advisor had the capabilities, resources and personnel necessary to manage the Fund; (ii) based on the services that the Advisor and Sub-Advisor would provide to the Fund under the Advisory Agreement and the expenses incurred by the Advisor and Sub-Advisor in the performance of such services, the compensation to be paid to the Advisor and Sub-Advisor was fair and equitable; (iii) the Advisor’s and Sub-Advisor’s direct and indirect expenses and expected profitability in providing advisory and sub-advisory services to the Fund were reasonable; and (iv)

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breakpoints were currently not relevant to the Fund given its asset size.  Based upon such information as they considered necessary to the exercise of their reasonable business judgment, the Trustees, including all of the Independent Trustees, concluded that it was in the best interests of the Fund to approve the Advisory Agreement with the Advisor and the Sub-Advisory Agreement between the Advisor and Sub-Advisor with respect to the Fund.

Administrator and Transfer Agent:
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456

Legal Counsel:
Drinker Biddle & Reath LLP
One Logan Square
Suite 2000
Philadelphia, PA 19103-6996

Independent Registered Public Accounting Firm:
Grant Thornton LLP
60 Broad Street
New York, NY 10004

Custodian:
U.S. Bank, National Association
50 South 16th Street
Suite 2000
20th Floor
EX-PA-WBSP
Philadelphia, PA 19102

Board of Trustees:
John E. Taylor, Chairman of the Board of Trustees
Burton Emmer, Trustee
Heinz Riehl, Trustee
Irvin M. Henderson, Trustee
Robert O. Lehrman, Trustee

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded by or accompanied by the Fund’s prospectus. An investor should read the prospectus carefully before investing or sending money. A prospectus may be obtained by calling the Fund at 1-877-272-1977.

2500 Weston Road ▪ Suite 101 ▪ Weston, FL 33331
954-217-7999 ▪ Fax: 954-385-9299 ▪ Toll Free: 877-272-1977 ▪ www.ccmactiveincome.com

Item 2.	Code of Ethics.

(a)
The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Burton Emmer, a member of the registrant's Board of Trustees and Audit Committee, qualifies as an audit committee financial expert. Mr. Emmer is "independent" as that term is defined in paragraph (a)(2) of this Item's instructions.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $83,500 and $74,000 for fiscal years ended May 31, 2013 and 2012, respectively.

(b)
Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the registrant's principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and not reported under paragraph (a) of this Item were $5,425 and $5,285 for the fiscal years ended May 31, 2013 and 2012, respectively.

(c)
Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance were $3,800 and $3,600 for the fiscal years ended May 31, 2013 and 2012, respectively.

(d)
All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant's principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $ 0 and $ 0 for the fiscal years ended May 31, 2013 and 2012, respectively.

(e)(1)
The audit committee does not have pre-approval policies and procedures. Instead, the audit committee chairman approves on a case-by-case basis each audit or non-audit service before the accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was [zero percent (0%)].

(g)
All non-audit fees billed by the registrant's principal accountant for services rendered to the Registrant for the fiscal years ended May 31, 2013 and May 31, 2012 are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included in Annual Report to Stockholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.	Controls and Procedures.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Items 12.	Exhibits.

(a)(1)
Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant's Form N-CSR filed on August 9, 2004 (Accession Number    0001144204-04-011369).

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Community Capital Trust

By (Signature and Title)*	/s/ David K. Downes
David K. Downes, President/Principal Executive Officer

Date: August 9, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David K. Downes
David K. Downes, President/Principal Executive Officer

Date: August 9, 2013

By (Signature and Title)*	/s/ Joseph H. Hastings
Joseph H. Hastings, Treasurer/Principal Financial Officer

Date: August 9, 2013

*     Print the name and title of each signing officer under his or her signature.